UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-22392

Cohen & Steers Preferred Securities and Income Fund, Inc.
(Exact name of registrant as specified in charter)

280 Park Avenue, New York, NY			10017
(Address of principal executive offices)			(Zip code)

Tina M. Payne Cohen & Steers Capital Management, Inc. 280 Park Avenue New York, New York 10017
(Name and address of agent for service)

Registrant’s telephone number, including area code:		(212) 832-3232

Date of fiscal year end:	December 31

Date of reporting period:	December 31, 2016

Item 1. Reports to Stockholders.

COHEN & STEERS PREFERRED SECURITIES AND INCOME FUND, INC.

To Our Shareholders:

We would like to share with you our report for the year ended December 31, 2016. The net asset values (NAV) per share at that date were $13.41, $13.34, $13.44, $13.42 and $13.43 for Class A, Class C, Class I, Class R and Class Z shares, respectively.

The total returns for the Fund and its comparative benchmarks were:

	Six Months Ended December 31, 2016	Year Ended December 31, 2016
Cohen & Steers Preferred Securities and Income Fund—Class A	0.79%	4.23%
Cohen & Steers Preferred Securities and Income Fund—Class C	0.46%	3.60%
Cohen & Steers Preferred Securities and Income Fund—Class I	0.95%	4.58%
Cohen & Steers Preferred Securities and Income Fund—Class R	0.65%	4.00%
Cohen & Steers Preferred Securities and Income Fund—Class Z	0.89%	4.59%
BofA Merrill Lynch Fixed-Rate Preferred Securities Index[a]	-2.64%	2.32%
Blended Benchmark—50% BofA Merrill Lynch U.S. Capital Securities Index/50% BofA Merrill Lynch Fixed-Rate Preferred Securities Index[a]	-0.63%	3.76%
S&P 500 Index[a]	7.82%	11.96%

The performance data quoted represent past performance. Past performance is no guarantee of future results. The investment return and the principal value of an investment will fluctuate and shares, if redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Current total returns of the Fund can be obtained by visiting our website at cohenandsteers.com. All share class returns assume the reinvestment of all dividends and distributions at NAV. Fund performance figures reflect fee waivers and/or expense reimbursements, without which the performance would have been lower. Performance quoted does not reflect the a  The BofA Merrill Lynch Fixed-Rate Preferred Securities Index tracks the performance of fixed-rate U.S. dollar-denominated preferred securities issued in the U.S. domestic market. The BofA Merrill Lynch U.S. Capital Securities Index is a subset of the BofA Merrill Lynch U.S. Corporate Index including all fixed-to-floating rate, perpetual callable and capital securities. The S&P 500 Index is an unmanaged index of 500 large-capitalization stocks that is frequently used as a general measure of U.S. stock market performance. Benchmark returns are shown for comparative purposes only and may not be representative of the Fund's portfolio. The Fund's benchmarks do not include below-investment grade securities.

COHEN & STEERS PREFERRED SECURITIES AND INCOME FUND, INC.

deduction of the maximum 3.75% initial sales charge on Class A shares or the 1.00% maximum contingent deferred sales charge on Class C shares. The 1.00% maximum contingent deferred sales charge on Class C shares applies if redemption occurs on or before the one year anniversary date of their purchase. If such charges were included, returns would have been lower. Index performance does not reflect the deduction of any fees, taxes or expenses. An investor cannot invest directly in an index. Performance figures for periods shorter than one year are not annualized.

The Fund makes regular monthly distributions at a level rate (the Policy). Distributions paid by the Fund are subject to recharacterization for tax purposes and are taxable up to the amount of the Fund's investment company taxable income and net realized gains. As a result of the Policy, the Fund may pay distributions in excess of the Fund's investment company taxable income and net realized gains. This excess would be a return of capital distributed from the Fund's assets. Distributions of capital decrease the Fund's total assets and, therefore, could have the effect of increasing the Fund's expense ratio. In addition, in order to make these distributions, the Fund may have to sell portfolio securities at a less than opportune time.

Market Review

Preferred securities delivered positive total returns in 2016 despite coming under pressure early in the year from widening credit spreads and late in the year from rising bond yields. Overall, strong income generation over the course of the year more than made up for price pressures. Preferreds were also supported by the ongoing improvements in the financial profiles of banks—the largest issuers of preferreds.

In the first quarter, conditions were initially difficult for credit-sensitive issues amid soft global economic data and plummeting oil prices. While the preferred market contains very few cyclical issuers and avoided the deeper rout in high yield that was tied to commodities, it was nonetheless affected by widening financial issuer yield spreads amid expectations that interest rates would remain low and continue to weigh on financial issuers' profitability. As U.S. economic data firmed and oil moved up from its mid-February lows, spreads across credit markets narrowed, and preferreds recovered.

In June, the U.K.'s vote to withdraw from the European Union (Brexit) prompted a brief period of volatility, although sovereign bond yields remained near historically low levels and, in some cases, moved into negative territory. Additionally, U.S. banks passed the Federal Reserve's (the Fed) widely anticipated annual stress test, leading the Fed to give banks permission to return more capital to shareholders.

After the 10-year U.S. Treasury note hit a 2016 low of 1.37% in early July, strengthening economic data and accelerating earnings growth began to push U.S. Treasury yields higher over the course of the summer and into the fall, forming headwinds for fixed income. Demand for income continued to be very strong, supporting prices for preferred securities during this period. However, pressures grew considerably in November after Donald Trump's victory in the U.S. presidential election. In the weeks following the election, the yield on the 10-year U.S. Treasury note climbed over 0.70% and reached

COHEN & STEERS PREFERRED SECURITIES AND INCOME FUND, INC.

2.60%. The sharp rise in yields reflected mounting expectations that Mr. Trump's policies—including tax cuts, increased fiscal spending, deregulation and more protectionism—would likely create inflationary pressures and faster economic growth. Like many other fixed income classes, preferreds suffered a monthly loss in November.

In response to a tightening U.S. labor market and signs of firming inflation, the Federal Reserve raised its target interest rate by 0.25% in December to a range of 0.50% to 0.75%—the central bank's only rate hike in 2016.

Fund Performance

The Fund had a positive total return for 2016 and outperformed its blended benchmark except for the Fund's Class C shares, which slightly underperformed. Security selection in the banking sector contributed to performance due to the Fund holding a number of out-of-index contingent capital securities (CoCos), which are issued mostly by European banks and generally feature low-duration structures with high income rates. As a group, CoCos outperformed the rest of the preferreds market despite the heightened political and economic uncertainty in Europe. More broadly, bank preferreds also benefited from rising interest rates, which tend to improve the profitability of these issuers.

The Fund's overweight allocation to over-the-counter (OTC) preferred securities contributed to performance. OTC preferreds outperformed exchange-listed issues, as the OTC market had a greater prevalence of lower-duration structures such as fixed-to-float and floating-rate securities that showed less sensitivity to rising interest rates.

The Fund's largest relative detractor was its overweight in preferreds issued by real estate companies, although this was offset by favorable security selection in the sector. Despite strengthening U.S. property fundamentals, real estate investment trust (REIT) preferreds underperformed the broader preferreds market, hindered by the group's largely perpetual (long-duration) securities.

Impact of Derivatives on Fund Performance

The Fund used derivatives in the form of currency options for hedging purposes, as well as forward foreign currency exchange contracts for managing currency risk on certain Fund positions denominated in foreign currencies. The forward foreign currency exchange contracts contributed to the Fund's total return during the 12-month period ended December 31, 2016, while the currency options did not have a material effect on the Fund's total return for the period.

The Fund also used "swaptions," which are options to enter into fixed-rate payer swaps with the intention of managing interest-rate risk. The swaptions did not have a material effect on the Fund's total return during the 12-month period ended December 31, 2016.

COHEN & STEERS PREFERRED SECURITIES AND INCOME FUND, INC.

Sincerely,

WILLIAM F. SCAPELL	ELAINE ZAHARIS-NIKAS
Portfolio Manager	Portfolio Manager

The views and opinions in the preceding commentary are subject to change without notice and are as of the date of the report. There is no guarantee that any market forecast set forth in the commentary will be realized. This material represents an assessment of the market environment at a specific point in time, should not be relied upon as investment advice and is not intended to predict or depict performance of any investment.

Visit Cohen & Steers online at cohenandsteers.com

For more information about the Cohen & Steers family of mutual funds, visit cohenandsteers.com. Here you will find fund net asset values, fund fact sheets and portfolio highlights, as well as educational resources and timely market updates.

Our website also provides comprehensive information about Cohen & Steers, including our most recent press releases, profiles of our senior investment professionals and their investment approach to each asset class. The Cohen & Steers family of mutual funds invests in major real asset categories including real estate securities, listed infrastructure, commodities and natural resource equities, as well as preferred securities and other income solutions.

COHEN & STEERS PREFERRED SECURITIES AND INCOME FUND, INC.

Performance Review (Unaudited)

Class A—Growth of a $10,000 Investment

Class C—Growth of a $10,000 Investment

Class I—Growth of a $100,000 Investment

Class R—Growth of a $10,000 Investment

COHEN & STEERS PREFERRED SECURITIES AND INCOME FUND, INC.

Performance Review (Unaudited)—(Continued)

Class Z—Growth of a $10,000 Investment

Average Annual Total Returns—For Periods Ended December 31, 2016

	Class A Shares	Class C Shares	Class I Shares	Class R Shares	Class Z Shares
1 Year (with sales charge)	0.32%[b]	2.60%[c]	—	—	—
1 Year (without sales charge)	4.23%	3.60%	4.58%	4.00%	4.59%
5 Years (with sales charge)	8.19%[b]	8.31%	—	—	—
5 Years (without sales charge)	9.02%	8.31%	9.40%	—	—
Since Inception[d] (with sales charge)	8.03%[b]	7.93%	—	—	—
Since Inception[d] (without sales charge)	8.65%	7.93%	9.02%	5.05%	5.57%

The performance data quoted represent past performance. Past performance is no guarantee of future results. The investment return and principal value of an investment will fluctuate and shares, if redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Performance information current to the most recent month end can be obtained by visiting our website at cohenandsteers.com. All share class returns assume the reinvestment of all dividends and distributions at NAV. The performance graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. During the periods presented above, the investment advisor waived fees and/or reimbursed expenses. Without this arrangement, performance would have been lower.

COHEN & STEERS PREFERRED SECURITIES AND INCOME FUND, INC.

Performance Review (Unaudited)—(Continued)

The annualized gross and net expense ratios, respectively, for each class of shares as disclosed in the May 1, 2016 prospectus were as follows: Class A—1.19% and 1.19%; Class C—1.84% and 1.84%; Class I—0.94% and 0.85%; Class R—1.34% and 1.34%; and Class Z—0.84% and 0.84%. The investment advisor has contractually agreed to waive its fee and/or reimburse expenses through June 30, 2018, so that the Fund's total annual operating expenses (excluding acquired fund fees and expenses, taxes and extraordinary expenses) do not exceed 1.20% for Class A shares, 1.85% for Class C shares, 0.85% for Class I shares, 1.35% for Class R shares and 0.85% for Class Z shares. This contractual agreement can be amended at any time by agreement of the Fund and the investment advisor and will terminate automatically in the event of termination of the investment advisory agreement between the investment advisor and the Fund.

a  The comparative indexes are not adjusted to reflect expenses or other fees that the SEC requires to be reflected in the Fund's performance. Index performance does not reflect the deduction of any fees, taxes or expenses. An investor cannot invest directly in an index. The Fund's benchmarks do not include below-investment-grade securities. The Fund's performance assumes the reinvestment of all dividends and distributions at NAV. For more information, including charges and expenses, please read the prospectus carefully before you invest.

b  Reflects a 3.75% front-end sales charge.

c  Reflects a contingent deferred sales charge of 1.00%.

d  Inception date of May 3, 2010 for Class A, C and I shares and October 1, 2014 for Class R and Z shares.

COHEN & STEERS PREFERRED SECURITIES AND INCOME FUND, INC.

Expense Example (Unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments; and (2) ongoing costs including investment advisory fees; distribution and/or service (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period July 1, 2016—December 31, 2016.

Actual Expenses

The first line of the following table provides information about actual account values and expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the following table provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing cost of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads). Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

COHEN & STEERS PREFERRED SECURITIES AND INCOME FUND, INC.

Expense Example (Unaudited)—(Continued)

	Beginning Account Value July 1, 2016	Ending Account Value December 31, 2016	Expenses Paid During Period[a] July 1, 2016– December 31, 2016
Class A
Actual (0.79% return)	$1,000.00	$1,007.85	$5.96
Hypothetical (5% annual return before expenses)	$1,000.00	$1,019.20	$5.99
Class C
Actual (0.46% return)	$1,000.00	$1,004.60	$9.22
Hypothetical (5% annual return before expenses)	$1,000.00	$1,015.94	$9.27
Class I
Actual (0.95% return)	$1,000.00	$1,009.50	$4.29
Hypothetical (5% annual return before expenses)	$1,000.00	$1,020.86	$4.32
Class R
Actual (0.65% return)	$1,000.00	$1,006.50	$6.71
Hypothetical (5% annual return before expenses)	$1,000.00	$1,018.45	$6.75
Class Z
Actual (0.89% return)	$1,000.00	$1,008.90	$4.19
Hypothetical (5% annual return before expenses)	$1,000.00	$1,020.96	$4.22

a  Expenses are equal to the Fund's Class A, Class C, Class I, Class R and Class Z annualized net expense ratios of 1.18%, 1.83%, 0.85%, 1.33% and 0.83%, respectively, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

COHEN & STEERS PREFERRED SECURITIES AND INCOME FUND, INC.

December 31, 2016
Top Ten Holdingsa
(Unaudited)

Security	Value	% of Net Assets
Rabobank Nederland, 11.00%, 144A (Netherlands)	$157,134,352	2.5
General Electric Co., 5.00%, Series D	146,293,511	2.3
JPMorgan Chase & Co., 7.90%, Series 1	132,863,659	2.1
Wells Fargo & Co., 7.98%, Series K	121,867,200	1.9
Emera, 6.75%, due 6/15/76, Series 16-A (Canada)	117,988,775	1.9
Prudential Financial, 5.625%, due 6/15/43	116,831,520	1.8
JPMorgan Chase & Co., 6.75%, Series S	108,371,225	1.7
Enel SpA, 8.75%, due 9/24/73, 144A (Italy)	105,627,840	1.7
MetLife Capital Trust X, 9.25%, due 4/8/38, 144A	100,337,225	1.6
Bank of America Corp., 6.50%, Series Z	95,205,611	1.5

a  Top ten holdings are determined on the basis of the value of individual securities held. The Fund may also hold positions in other types of securities issued by the companies listed above. See the Schedule of Investments for additional details on such other positions.

Sector Breakdown
(Based on Net Assets)
(Unaudited)

COHEN & STEERS PREFERRED SECURITIES AND INCOME FUND, INC.

SCHEDULE OF INVESTMENTS

December 31, 2016

		Number of Shares	Value
PREFERRED SECURITIES—$25 PAR VALUE	29.8%
BANKS	9.5%
Astoria Financial Corp., 6.50%, Series C		286,122	$7,187,385
Bank of America Corp., 6.20%, Series CC		928,624	23,392,038
Bank of America Corp., 6.00%, Series EE		1,009,560	25,138,044
Bank of America Corp., 6.50%, Series Y		1,701,228	43,415,338
BB&T Corp., 5.625%		670,609	16,289,093
Capital One Financial Corp., 6.70%, Series D		349,175	9,064,583
Capital One Financial Corp., 5.20%, Series G		1,035,329	22,425,226
Citigroup, 6.875%, Series K		1,240,128	33,917,501
Citigroup, 6.30%, Series S		1,007,639	25,493,267
Citigroup Capital XIII, 7.257%, due 10/30/40 (FRN)		709,511	18,319,574
CoBank ACB, 6.20%, Series H ($100 Par Value)		103,600	10,262,875
Farm Credit Bank of Texas, 6.75%, 144Aa		251,700	26,239,725
Fifth Third Bancorp, 6.625%, Series I		442,183	12,084,861
First Republic Bank, 6.20%, Series B		309,935	7,918,839
GMAC Capital Trust I, 6.691%, due 2/15/40, Series 2 (TruPS) (FRN)		2,745,563	69,737,300
Goldman Sachs Group/The, 6.30%, Series N		461,247	12,029,322
Huntington Bancshares, 6.25%, Series D		1,598,309	40,437,218
JPMorgan Chase & Co., 6.10%, Series AA		217,422	5,513,822
JPMorgan Chase & Co., 6.15%, Series BB		629,438	16,107,318
JPMorgan Chase & Co., 6.125%, Series Y		698,792	17,714,377
People's United Financial, 5.625%, Series A		357,200	9,233,620
PNC Financial Services Group, 6.125%, Series P		91,244	2,490,049
PrivateBancorp, 7.125%, due 10/30/42		433,704	11,360,876
Regions Financial Corp., 6.375%, Series B		1,250,396	33,173,006
Wells Fargo & Co., 5.85%		1,692,124	42,709,210
Wells Fargo & Co., 6.00%, Series V		913,895	22,911,348
Wells Fargo & Co., 5.70%, Series W		698,770	16,518,923
Wells Fargo & Co., 5.50%, Series X		689,243	15,790,557
Zions Bancorp, 7.90%, Series F		82,670	2,120,899
			598,996,194

See accompanying notes to financial statements.

COHEN & STEERS PREFERRED SECURITIES AND INCOME FUND, INC.

SCHEDULE OF INVESTMENTS—(Continued)

December 31, 2016

		Number of Shares	Value
BANKS—FOREIGN	0.9%
Barclays Bank PLC, 8.125%, Series 5 (United Kingdom)		633,966	$16,191,492
Barclays Bank PLC, 7.10%, Series III (United Kingdom)		1,145,142	29,040,801
National Westminster Bank PLC, 7.763%, Series C (United Kingdom)		444,647	11,396,302
			56,628,595
ELECTRIC	1.3%
INTEGRATED ELECTRIC	0.6%
DTE Energy Co., 5.375%, due 6/1/76, Series B		1,183,281	26,671,154
Integrys Holdings, 6.00%, due 8/1/73		537,422	14,006,561
			40,677,715
REGULATED ELECTRIC	0.7%
Southern Co./The, 6.25%, due 10/15/75		1,716,350	44,796,735
TOTAL ELECTRIC			85,474,450
FINANCIAL	3.3%
DIVERSIFIED FINANCIAL SERVICES	0.9%
KKR & Co. LP, 6.75%, Series A		1,272,053	32,157,500
State Street Corp., 5.90%, Series D		232,401	6,012,214
State Street Corp., 5.35%, Series G		752,577	18,829,477
			56,999,191
INVESTMENT ADVISORY SERVICES	0.3%
Affiliated Managers Group, 6.375%, due 8/15/42		110,989	2,802,472
Ares Management LP, 7.00%, Series A		640,000	16,134,400
			18,936,872
INVESTMENT BANKER/BROKER	2.1%
Charles Schwab Corp./The, 5.95%, Series D		1,087,804	27,184,222
Morgan Stanley, 6.875%		1,287,724	34,820,057
Morgan Stanley, 6.375%, Series I		2,751,514	70,796,455
			132,800,734
TOTAL FINANCIAL			208,736,797

See accompanying notes to financial statements.

COHEN & STEERS PREFERRED SECURITIES AND INCOME FUND, INC.

SCHEDULE OF INVESTMENTS—(Continued)

December 31, 2016

		Number of Shares	Value
INDUSTRIALS—CHEMICALS	0.9%
CHS, 6.75%		859,303	$22,582,483
CHS, 7.50%, Series 4		364,618	9,895,732
CHS, 7.10%, Series II		940,010	24,919,665
			57,397,880
INSURANCE	4.3%
LIFE/HEALTH INSURANCE—FOREIGN	0.3%
Aegon NV, 6.50% (Netherlands)		809,461	20,366,039
MULTI-LINE	1.2%
Allstate Corp., 6.625%, Series E		596,015	15,418,908
Hanover Insurance Group/The, 6.35%, due 3/30/53		408,438	10,210,950
Hartford Financial Services Group, 7.875%, due 4/15/42		461,724	13,680,882
WR Berkley Corp., 5.625%, due 4/30/53		547,571	12,380,581
WR Berkley Corp., 5.75%, due 6/1/56		1,139,400	26,069,472
			77,760,793
MULTI-LINE—FOREIGN	1.4%
ING Groep N.V., 7.20% (Netherlands)		1,536,360	39,300,089
PartnerRe Ltd., 5.875%, Series I (Bermuda)		351,750	8,273,160
PartnerRe Ltd., 6.50%, Series G (Bermuda)		1,098,743	28,479,418
PartnerRe Ltd., 7.25%, Series H (Bermuda)		393,121	10,728,272
			86,780,939
REINSURANCE	0.6%
Reinsurance Group of America, 5.75%, due 6/15/56		940,358	24,712,608
Reinsurance Group of America, 6.20%, due 9/15/42		430,541	11,615,996
			36,328,604
REINSURANCE—FOREIGN	0.8%
Arch Capital Group Ltd., 5.25%, Series E (Bermuda)		1,396,756	29,513,454
Aspen Insurance Holdings Ltd., 5.95% (Bermuda)		533,876	13,512,402
Aspen Insurance Holdings Ltd., 7.25% (Bermuda)		318,294	8,091,033
			51,116,889
TOTAL INSURANCE			272,353,264

See accompanying notes to financial statements.

COHEN & STEERS PREFERRED SECURITIES AND INCOME FUND, INC.

SCHEDULE OF INVESTMENTS—(Continued)

December 31, 2016

		Number of Shares	Value
INTEGRATED TELECOMMUNICATIONS SERVICES	0.7%
Qwest Corp., 6.50%, due 9/1/56		1,307,675	$29,880,374
Qwest Corp., 6.875%, due 10/1/54		228,458	5,528,683
Qwest Corp., 7.00%, due 4/1/52		248,907	6,148,003
			41,557,060
REAL ESTATE	6.0%
DIVERSIFIED	2.8%
Colony Capital, 7.125%		75,586	1,761,154
Colony Financial, 8.50%, Series A		454,820	11,488,753
Coresite Realty Corp., 7.25%, Series A		406,311	10,271,542
DuPont Fabros Technology, 6.625%, Series C		430,000	10,904,800
Equity Commonwealth, 6.50%, Series D		402,733	10,209,282
National Retail Properties, 5.70%, Series E		434,600	10,043,606
National Retail Properties, 5.20%, Series F		384,830	8,304,631
NorthStar Realty Finance Corp., 8.50%, Series D		569,413	14,502,949
NorthStar Realty Finance Corp., 8.75%, Series E		423,128	10,874,390
Retail Properties of America, 7.00%		506,582	12,613,892
Urstadt Biddle Properties, 7.125%, Series F		277,630	7,079,565
VEREIT, 6.70%, Series F		2,017,929	51,033,424
Vornado Realty Trust, 6.625%, Series G		435,304	10,952,249
Wells Fargo Real Estate Investment Corp., 6.375%, Series A		221,067	5,564,256
			175,604,493
HEALTH CARE	0.2%
Sabra Health Care REIT, 7.125%, Series A		430,575	10,983,968
HOTEL	0.7%
Chesapeake Lodging Trust, 7.75%, Series A		395,206	10,054,041
Hersha Hospitality Trust, 6.875%, Series C		199,569	4,847,531
LaSalle Hotel Properties, 6.375%, Series I		331,592	7,991,367
LaSalle Hotel Properties, 6.30%, Series J		152,074	3,538,762
Pebblebrook Hotel Trust, 6.50%, Series C		170,000	4,132,700
Summit Hotel Properties, 7.125%		317,800	8,006,971
Sunstone Hotel Investors, 6.95%, Series E		255,000	6,464,250
			45,035,622

See accompanying notes to financial statements.

COHEN & STEERS PREFERRED SECURITIES AND INCOME FUND, INC.

SCHEDULE OF INVESTMENTS—(Continued)

December 31, 2016

		Number of Shares	Value
INDUSTRIALS	0.1%
Gramercy Property Trust, 7.125%, Series A		252,096	$6,630,125
OFFICE	0.3%
Corporate Office Properties Trust, 7.375%, Series L		382,000	9,626,400
PS Business Parks, 6.00%, Series T		346,663	8,427,378
			18,053,778
RESIDENTIAL	0.8%
APARTMENT	0.1%
Apartment Investment & Management Co., 6.875%		240,000	6,192,000
MANUFACTURED HOME	0.1%
Equity Lifestyle Properties, 6.75%, Series C		261,988	6,581,138
SINGLE FAMILY	0.6%
American Homes 4 Rent, 5.50%, Series C		463,078	12,572,568
American Homes 4 Rent, 6.50%, Series D		525,583	13,139,575
American Homes 4 Rent, 6.35%, Series E		650,000	15,931,500
			41,643,643
TOTAL RESIDENTIAL			54,416,781
SHOPPING CENTERS	0.8%
COMMUNITY CENTER	0.5%
Cedar Realty Trust, 7.25%, Series B		534,900	13,024,815
DDR Corp., 6.50%, Series J		236,707	5,799,322
Saul Centers, 6.875%, Series C		419,409	10,539,748
Washington Prime Group, 7.50%, Series H		154,611	3,954,949
			33,318,834
REGIONAL MALL	0.3%
Pennsylvania REIT, 8.25%, Series A		265,069	6,703,595
Taubman Centers, 6.50%, Series J		170,050	4,183,230
Taubman Centers, 6.25%, Series K		312,909	7,744,498
			18,631,323
TOTAL SHOPPING CENTERS			51,950,157
SPECIALTY	0.3%
Digital Realty Trust, 6.35%, Series I		699,000	17,516,940
TOTAL REAL ESTATE			380,191,864

See accompanying notes to financial statements.

COHEN & STEERS PREFERRED SECURITIES AND INCOME FUND, INC.

SCHEDULE OF INVESTMENTS—(Continued)

December 31, 2016

		Number of Shares	Value
TECHNOLOGY—SOFTWARE	0.4%
eBay, 6.00%, due 2/1/56		966,316	$25,066,237
UTILITIES	2.5%
Dominion Resources, 5.25%, due 7/30/76, Series A		1,214,772	26,967,938
Entergy Arkansas, 4.875%, due 9/1/66		38,158	807,805
Entergy New Orleans, 5.50%, due 4/1/66		447,971	10,460,123
NextEra Energy Capital Holdings, 5.25%, due 6/1/76, Series K		1,335,339	29,484,285
SCE Trust III, 5.75%		571,818	14,564,205
SCE Trust IV, 5.375%, Series J		1,563,019	38,575,309
SCE Trust V, 5.45%, Series K		1,465,000	37,005,900
			157,865,565
TOTAL PREFERRED SECURITIES—$25 PAR VALUE (Identified cost—$1,896,290,147)			1,884,267,906
		Principal Amount/Shares
PREFERRED SECURITIES—CAPITAL SECURITIES	65.8%
BANKS	16.5%
Bank of America Corp., 6.10%, Series AA		9,800,000	9,866,150
Bank of America Corp., 6.30%, Series DD		38,495,000	40,323,512
Bank of America Corp., 6.50%, Series Z		90,997,000	95,205,611
Bank of New York Mellon Corp./The, 4.625%, Series F		9,888,000	9,095,180
Citigroup, 6.125%, Series R		66,039,000	68,432,914
Citigroup, 6.25%, Series T		77,803,000	80,156,541
CoBank ACB, 6.25%, 144Aa		341,500	34,801,001
CoBank ACB, 6.125%, Series G		200,200	19,532,013
CoBank ACB, 6.25%, Series I		40,671,000	42,297,230
Countrywide Capital III, 8.05%, due 6/15/27, Series B		3,000,000	3,603,780
Farm Credit Bank of Texas, 10.00%, Series I		29,250	35,026,875
Goldman Sachs Capital I, 6.345%, due 2/15/34		12,258,000	14,604,745
Goldman Sachs Group/The, 5.70%, Series L		24,250,000	24,881,713
Huntington Bancshares, 8.50%, Series A (Convertible)		12,788	18,542,600
JPMorgan Chase & Co., 7.90%, Series 1		128,154,000	132,863,659

See accompanying notes to financial statements.

COHEN & STEERS PREFERRED SECURITIES AND INCOME FUND, INC.

SCHEDULE OF INVESTMENTS—(Continued)

December 31, 2016

		Principal Amount/Shares	Value
JPMorgan Chase & Co., 6.75%, Series S		100,460,000	$108,371,225
JPMorgan Chase & Co., 5.30%, Series Z		24,000,000	24,553,440
M&T Bank Corp., 5.125%, Series F		12,043,000	11,666,656
PNC Financial Services Group, 6.75%		50,052,000	53,931,030
Sovereign Real Estate Investment Trust, 12.00%, 144Aa		4,090	5,228,043
US Bancorp, 5.125%, Series I		6,964,000	7,111,985
Wells Fargo & Co., 7.98%, Series K		116,480,000	121,867,200
Wells Fargo & Co., 5.875%, Series U		35,890,000	37,725,774
Wells Fargo Capital X, 5.95%, due 12/15/36 (TruPS)		37,500,000	39,187,500
			1,038,876,377
BANKS—FOREIGN	20.5%
Australia & New Zealand Banking Group Ltd./United Kingdom, 6.75%, 144A (Australia)[a]		42,055,000	44,514,250
Banco Bilbao Vizcaya Argentaria SA, 8.875% (EUR) (Spain)		52,600,000	59,800,072
Banco Bilbao Vizcaya Argentaria SA, 9.00% (Spain)		29,000,000	30,312,192
Banco Mercantil del Norte SA, 5.75%, due 10/4/31, 144A (Mexico)[a]		36,400,000	33,897,500
Barclays PLC, 7.875% (United Kingdom)		32,150,000	32,595,277
Barclays PLC, 8.25% (United Kingdom)		53,759,000	56,131,062
BNP Paribas, 7.195%, 144A (France)[a]		29,671,000	32,415,568
BNP Paribas SA, 7.625%, 144A (France)[a]		77,000,000	81,435,200
Cooperatieve Rabobank UA, 6.625% (EUR) (Netherlands)		20,800,000	23,490,408
Credit Agricole SA, 8.125%, 144A (France)[a]		64,700,000	68,338,081
Credit Suisse Group AG, 7.50%, 144A (Switzerland)[a]		33,359,000	35,024,448
DNB Bank ASA, 6.50% (Norway)		36,000,000	36,791,280
Dresdner Funding Trust I, 8.151%, due 6/30/31, 144A (Germany)[a]		35,716,945	41,476,302
HSBC Capital Funding LP, 10.176%, 144A (United Kingdom)[a]		37,664,000	55,648,560
HSBC Holdings PLC, 6.875% (United Kingdom)		42,300,000	44,732,250
Lloyds Banking Group PLC, 7.50% (United Kingdom)		59,777,000	61,719,752
Nationwide Building Society, 10.25% (GBP) (United Kingdom)		33,456,000	54,251,970

See accompanying notes to financial statements.

COHEN & STEERS PREFERRED SECURITIES AND INCOME FUND, INC.

SCHEDULE OF INVESTMENTS—(Continued)

December 31, 2016

		Principal Amount/Shares	Value
Rabobank Nederland, 11.00%, 144A (Netherlands)[a]		133,272,000	$157,134,352
Royal Bank of Scotland Group PLC, 7.648% (United Kingdom)		16,419,000	18,840,803
Royal Bank of Scotland Group PLC, 8.625% (United Kingdom)		61,100,000	62,474,750
Societe Generale SA, 7.375%, 144A (France)[a]		41,400,000	41,433,948
Societe Generale SA, 8.25%, Series EMTN (France)		10,600,000	11,064,386
Standard Chartered PLC, 7.50%, 144A (United Kingdom)[a]		36,100,000	36,100,000
Swedbank AB, 6.00% (Sweden)		28,800,000	28,994,400
UBS AG, 7.625%, due 8/17/22 (Switzerland)		10,000,000	11,362,500
UBS Group AG, 6.875% (Switzerland)		28,500,000	29,072,622
UBS Group AG, 7.00% (Switzerland)		15,400,000	16,196,950
UBS Group AG, 7.125% (Switzerland)		34,915,000	35,977,708
UBS Group AG, 7.125% (Switzerland)		48,800,000	50,486,870
			1,291,713,461
FINANCIAL—DIVERSIFIED FINANCIAL SERVICES	0.3%
State Street Corp., 5.25%, Series F		17,725,000	18,212,437
INDUSTRIALS—DIVERSIFIED MANUFACTURING	2.3%
General Electric Co., 5.00%, Series D		140,809,000	146,293,511
INSURANCE	18.4%
LIFE/HEALTH INSURANCE	6.5%
MetLife, 5.25%, Series C		43,764,000	44,420,460
MetLife Capital Trust IV, 7.875%, due 12/15/37, 144Aa		58,453,000	70,757,356
MetLife Capital Trust X, 9.25%, due 4/8/38, 144Aa		73,642,000	100,337,225
Provident Financing Trust I, 7.405%, due 3/15/38		15,475,000	16,809,719
Prudential Financial, 5.625%, due 6/15/43		112,338,000	116,831,520
Prudential Financial, 5.875%, due 9/15/42		22,184,000	23,293,200
Voya Financial, 5.65%, due 5/15/53		38,159,000	37,634,314
			410,083,794

See accompanying notes to financial statements.

COHEN & STEERS PREFERRED SECURITIES AND INCOME FUND, INC.

SCHEDULE OF INVESTMENTS—(Continued)

December 31, 2016

		Principal Amount/Shares	Value
LIFE/HEALTH INSURANCE—FOREIGN	7.0%
Achmea BV, 4.25%, Series EMTN (EUR) (Netherlands)		24,000,000	$23,886,920
Dai-ichi Life Insurance Co. Ltd., 4.00%, 144A (Japan)[a]		77,200,000	71,989,000
Dai-ichi Life Insurance Co. Ltd., 5.10%, 144A (Japan)[a]		14,200,000	14,501,750
Dai-ichi Life Insurance Co. Ltd., 7.25%, 144A (Japan)[a]		22,608,000	25,419,870
Demeter BV (Swiss Re Ltd.), 5.652%, due 8/15/52 (Netherlands)		48,700,000	48,722,207
Fukoku Mutual Life Insurance Co., 5.00% (Japan)		10,000,000	10,031,900
La Mondiale Vie, 7.625% (France)		38,550,000	40,814,813
Meiji Yasuda Life Insurance Co., 5.20%, due 10/20/45, 144A (Japan)[a]		81,325,000	84,258,799
Nippon Life Insurance Co., 4.70%, due 1/20/46, 144A (Japan)[a]		80,600,000	80,902,250
Nippon Life Insurance Co., 5.10%, due 10/16/44, 144A (Japan)[a]		24,200,000	25,047,000
Sumitomo Life Insurance Co., 6.50%, due 9/20/73, 144A (Japan)[a]		15,500,000	17,360,000
			442,934,509
MULTI-LINE—FOREIGN	1.3%
Aviva PLC, 8.25% (United Kingdom)		20,417,000	21,284,722
AXA SA, 6.463%, 144A (France)[a]		28,490,000	28,080,314
ING Groep N.V., 6.875% (Netherlands)		31,000,000	31,230,764
			80,595,800
PROPERTY CASUALTY	1.2%
Liberty Mutual Group, 7.80%, due 3/15/37, 144Aa		69,120,000	77,932,800
PROPERTY CASUALTY—FOREIGN	1.4%
QBE Insurance Group Ltd., 6.75%, due 12/2/44 (Australia)		48,091,000	50,711,960
QBE Insurance Group Ltd., 5.875%, due 6/17/46, Series EMTN (Australia)		35,915,000	36,261,867
			86,973,827

See accompanying notes to financial statements.

COHEN & STEERS PREFERRED SECURITIES AND INCOME FUND, INC.

SCHEDULE OF INVESTMENTS—(Continued)

December 31, 2016

		Principal Amount/Shares	Value
REINSURANCE—FOREIGN	1.0%
Aquarius + Investments PLC, 8.25% (Ireland)		56,730,000	$60,415,464
TOTAL INSURANCE			1,158,936,194
INTEGRATED TELECOMMUNICATIONS SERVICES	1.3%
America Movil SAB de CV, 6.375%, due 9/6/73, Series B (EUR) (Mexico)		10,000,000	11,845,212
Centaur Funding Corp., 9.08%, due 4/21/20, 144A (Cayman Islands)[a]		24,262	28,386,540
Frontier Communications Corp., 8.875%, due 9/15/20		23,000,000	24,581,250
Telefonica Europe BV, 5.875% (EUR) (Netherlands)		5,000,000	5,545,562
Telefonica Europe BV, 7.625% (EUR) (Netherlands)		11,400,000	13,725,246
			84,083,810
MATERIAL—METALS & MINING	1.3%
BHP Billiton Finance USA Ltd., 6.75%, due 10/19/75, 144A (Australia)[a]		72,174,000	81,195,750
PIPELINES	1.2%
Transcanada Trust, 5.625%, due 5/20/75 (Canada)		10,613,000	10,745,663
Transcanada Trust, 5.875%, due 8/15/76, Series 16-A (Canada)		64,921,000	67,680,142
			78,425,805
REAL ESTATE—DIVERSIFIED	0.4%
QCP SNF West/Central/East/AL REIT LLC, 8.125%, due 11/1/23, 144Aa		25,000,000	25,187,500
UTILITIES	3.6%
ELECTRIC UTILITIES	0.1%
NextEra Energy Capital Holdings, 7.30%, due 9/1/67, Series D		6,612,000	6,621,918
ELECTRIC UTILITIES—FOREIGN	3.5%
Emera, 6.75%, due 6/15/76, Series 16-A (Canada)		109,757,000	117,988,775
Enel SpA, 8.75%, due 9/24/73, 144A (Italy)[a]		92,656,000	105,627,840
			223,616,615
TOTAL UTILITIES			230,238,533
TOTAL PREFERRED SECURITIES—CAPITAL SECURITIES (Identified cost—$4,094,698,815)			4,153,163,378

See accompanying notes to financial statements.

COHEN & STEERS PREFERRED SECURITIES AND INCOME FUND, INC.

SCHEDULE OF INVESTMENTS—(Continued)

December 31, 2016

		Notional Amount	Value
PURCHASED OPTION CONTRACTS	0.1%
INTEREST RATE SWAPTIONS
Option to Receive 3 Month, USD LIBOR ICE Rate and Pay Strike Price 2.593%, expires 4/28/17		292,000,000	$2,978,108
Option to Receive 3 Month, USD LIBOR ICE Rate and Pay Strike Price 2.623%, expires 3/15/17		287,900,000	1,559,842
Option to Receive 3 Month, USD LIBOR ICE Rate and Pay Strike Price 2.670%, expires 4/18/17		244,750,000	1,814,577
TOTAL PURCHASED OPTION CONTRACTS (Identified cost—$10,507,675)			6,352,527
		Number of Shares
SHORT-TERM INVESTMENTS	1.4%
MONEY MARKET FUNDS
State Street Institutional Treasury Money Market Fund, Premier Class, 0.40%[b]		87,000,000	87,000,000
TOTAL SHORT-TERM INVESTMENTS (Identified cost—$87,000,000)			87,000,000
TOTAL INVESTMENTS (Identified cost—$6,088,496,637)	97.1%		6,130,783,811
WRITTEN CALL OPTIONS	(0.0)		(2,987,350)
OTHER ASSETS IN EXCESS OF LIABILITIES	2.9		185,297,629
NET ASSETS	100.0%		$6,313,094,090

See accompanying notes to financial statements.

COHEN & STEERS PREFERRED SECURITIES AND INCOME FUND, INC.

SCHEDULE OF INVESTMENTS—(Continued)

December 31, 2016

		Notional Amount	Value
WRITTEN OPTION CONTRACTS	(0.0)%
INTEREST RATE SWAPTIONS
Option to Pay 3 Month, USD LIBOR ICE Rate and Receive Strike Price 2.843%, expires 4/28/17		(292,000,000)	$(1,503,216)
Option to Pay 3 Month, USD LIBOR ICE Rate and Receive Strike Price 2.873%, expires 3/15/17		(287,900,000)	(608,908)
Option to Pay 3 Month, USD LIBOR ICE Rate and Receive Strike Price 2.920%, expires 4/18/17		(244,750,000)	(875,226)
TOTAL WRITTEN OPTION CONTRACTS (Premiums received—$5,008,810)			(2,987,350)

Forward foreign currency exchange contracts outstanding at December 31, 2016 were as follows:

Counterparty	Contracts to Deliver		In Exchange For		Settlement Date	Unrealized Appreciation (Depreciation)
Brown Brothers Harriman	EUR	127,697,306	USD	135,774,543	1/4/17	$1,353,921
Brown Brothers Harriman	GBP	43,627,962	USD	54,563,180	1/4/17	796,089
Brown Brothers Harriman	USD	134,661,917	EUR	127,697,306	1/4/17	(241,295)
Brown Brothers Harriman	USD	53,897,984	GBP	43,627,962	1/4/17	(130,893)
Brown Brothers Harriman	EUR	131,413,172	USD	138,778,092	2/2/17	241,385
Brown Brothers Harriman	GBP	44,150,880	USD	54,576,580	2/2/17	122,459
						$2,141,666

The total amount of all forward foreign currency exchange contracts as presented in the table above, is representative of the volume of activity for this derivative type during the year ended December 31, 2016.

See accompanying notes to financial statements.

COHEN & STEERS PREFERRED SECURITIES AND INCOME FUND, INC.

SCHEDULE OF INVESTMENTS—(Continued)

December 31, 2016

Glossary of Portfolio Abbreviations

EUR   Euro Currency

FRN   Floating Rate Note

GBP   Great British Pound

ICE  Intercontinental Exchange

LIBOR  London Interbank Offered Rate

REIT   Real Estate Investment Trust

TruPS   Trust Preferred Securities

USD   United States Dollar

Note: Percentages indicated are based on the net assets of the Fund.

a  Resale is restricted to qualified institutional investors. Aggregate holdings amounting to $1,530,670,972 or 24.3% of the net assets of the Fund, of which 0.0% are illiquid.

b  Rate quoted represents the annualized seven-day yield of the fund.

See accompanying notes to financial statements.

COHEN & STEERS PREFERRED SECURITIES AND INCOME FUND, INC.

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2016

ASSETS:
Investments in securities, at value (Identified cost—$6,088,496,637)	$6,130,783,811
Cash	88,922,447
Foreign currency, at value (Identified cost—$717,076)	725,276
Receivable for:
Dividends and interest	74,693,681
Fund shares sold	32,550,179
Investment securities sold	8,171,534
Unrealized appreciation on forward foreign currency exchange contracts	2,513,854
Other assets	49,624
Total Assets	6,338,410,406
LIABILITIES:
Written option contracts, at value (Premiums received—$5,008,810)	2,987,350
Unrealized depreciation on forward foreign currency exchange contracts	372,188
Payable for:
Fund shares redeemed	10,718,760
Investment securities purchased	5,431,508
Investment advisory fees	3,558,288
Shareholder servicing fees	631,054
Administration fees	270,201
Distribution fees	71,906
Directors' fees	526
Other liabilities	1,274,535
Total Liabilities	25,316,316
NET ASSETS	$6,313,094,090
NET ASSETS consist of:
Paid-in capital	$6,265,760,009
Dividends in excess of net investment income	(2,396,307)
Accumulated undistributed net realized gain	3,372,433
Net unrealized appreciation	46,357,955
$6,313,094,090

See accompanying notes to financial statements.

COHEN & STEERS PREFERRED SECURITIES AND INCOME FUND, INC.

STATEMENT OF ASSETS AND LIABILITIES—(Continued)

December 31, 2016

CLASS A SHARES:
NET ASSETS	$926,031,952
Shares issued and outstanding ($0.001 par value common stock outstanding)	69,066,143
Net asset value and redemption price per share	$13.41
Maximum offering price per share ($13.41 ÷ 0.9625)[a]	$13.93
CLASS C SHARES:
NET ASSETS	$856,992,186
Shares issued and outstanding ($0.001 par value common stock outstanding)	64,251,094
Net asset value and offering price per share[b]	$13.34
CLASS I SHARES:
NET ASSETS	$4,525,833,642
Shares issued and outstanding ($0.001 par value common stock outstanding)	336,849,230
Net asset value, offering and redemption price per share	$13.44
CLASS R SHARES:
NET ASSETS	$4,094,696
Shares issued and outstanding ($0.001 par value common stock outstanding)	305,009
Net asset value, offering and redemption price per share	$13.42
CLASS Z SHARES:
NET ASSETS	$141,614
Shares issued and outstanding ($0.001 par value common stock outstanding)	10,544
Net asset value, offering and redemption price per share	$13.43

a  On investments of $100,000 or more, the offering price is reduced.

b  Redemption price per share is equal to the net asset value per share less any applicable contingent deferred sales charge of 1.00% on shares held for less than one year.

See accompanying notes to financial statements.

COHEN & STEERS PREFERRED SECURITIES AND INCOME FUND, INC.

STATEMENT OF OPERATIONS

For the Year Ended December 31, 2016

Investment Income:
Interest income	$200,161,139
Dividend income	135,103,448
Total Investment Income	335,264,587
Expenses:
Investment advisory fees	40,877,386
Distribution fees—Class A	2,327,975
Distribution fees—Class C	6,080,084
Distribution fees—Class R	10,815
Shareholder servicing fees—Class A	931,190
Shareholder servicing fees—Class C	2,026,695
Shareholder servicing fees—Class I	2,116,647
Administration fees	3,702,181
Transfer agent fees and expenses	1,928,365
Registration and filing fees	651,689
Directors' fees and expenses	406,734
Shareholder reporting expenses	363,830
Custodian fees and expenses	328,286
Professional fees	91,352
Miscellaneous	246,545
Total Expenses	62,089,774
Reduction of Expenses (See Note 2)	(1,376,980)
Net Expenses	60,712,794
Net Investment Income (Loss)	274,551,793
Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments	29,061,383
Written option contracts	(5,215,150)
Foreign currency transactions	23,892,660
Net realized gain (loss)	47,738,893
Net change in unrealized appreciation (depreciation) on:
Investments	(111,465,239)
Written option contracts	2,021,460
Foreign currency translations	1,047,364
Net change in unrealized appreciation (depreciation)	(108,396,415)
Net realized and unrealized gain (loss)	(60,657,522)
Net Increase (Decrease) in Net Assets Resulting from Operations	$213,894,271

See accompanying notes to financial statements.

COHEN & STEERS PREFERRED SECURITIES AND INCOME FUND, INC.

STATEMENT OF CHANGES IN NET ASSETS

	For the Year Ended December 31, 2016	For the Year Ended December 31, 2015
Change in Net Assets:
From Operations:
Net investment income (loss)	$274,551,793	$191,051,350
Net realized gain (loss)	47,738,893	11,631,691
Net change in unrealized appreciation (depreciation)	(108,396,415)	11,998,517
Net increase (decrease) in net assets resulting from operations	213,894,271	214,681,558
Dividends and Distributions to Shareholders from:
Net investment income:
Class A	(42,621,959)	(30,515,439)
Class C	(31,896,539)	(25,315,796)
Class I	(198,638,409)	(133,993,158)
Class R	(92,465)	(4,728)
Class Z	(2,703)	(764)
Net realized gain:
Class A	(7,020,281)	(2,689,958)
Class C	(6,390,737)	(2,502,752)
Class I	(33,945,851)	(10,773,153)
Class R	(30,020)	(488)
Class Z	(890)	(91)
Return of capital:
Class A	(352,958)	(2,947,501)
Class C	(272,224)	(2,469,333)
Class I	(1,653,689)	(12,850,286)
Class R	(871)	(463)
Class Z	(26)	(66)
Total dividends and distributions to shareholders	(322,919,622)	(224,063,976)
Capital Stock Transactions:
Increase (decrease) in net assets from Fund share transactions	1,730,303,419	1,536,819,642
Total increase (decrease) in net assets	1,621,278,068	1,527,437,224
Net Assets:
Beginning of year	4,691,816,022	3,164,378,798
End of year[a]	$6,313,094,090	$4,691,816,022

a  Includes dividends in excess of net investment income of $2,396,307 and $2,234,876, respectively.

See accompanying notes to financial statements.

COHEN & STEERS PREFERRED SECURITIES AND INCOME FUND, INC.

FINANCIAL HIGHLIGHTS

The following tables include selected data for a share outstanding throughout each period and other performance information derived from the financial statements. They should be read in conjunction with the financial statements and notes thereto.

	Class A
	For the Year Ended December 31,
Per Share Operating Performance:	2016	2015	2014	2013	2012
Net asset value, beginning of year	$13.57	$13.56	$12.87	$13.34	$11.69
Income (loss) from investment operations:
Net investment income (loss)[a]	0.62	0.65	0.71	0.69	0.71
Net realized and unrealized gain (loss)	(0.05)	0.12	0.76	(0.35)	1.80
Total from investment operations	0.57	0.77	1.47	0.34	2.51
Less dividends and distributions to shareholders from:
Net investment income	(0.62)	(0.64)	(0.69)	(0.70)	(0.73)
Net realized gain	(0.10)	(0.06)	(0.09)	(0.06)	(0.11)
Return of capital	(0.01)	(0.06)	—	(0.05)	(0.02)
Total dividends and distributions to shareholders	(0.73)	(0.76)	(0.78)	(0.81)	(0.86)
Net increase (decrease) in net asset value	(0.16)	0.01	0.69	(0.47)	1.65
Net asset value, end of year	$13.41	$13.57	$13.56	$12.87	$13.34
Total investment return[b,c]	4.23%	5.78%	11.61%	2.55%	22.04%
Ratios/Supplemental Data:
Net assets, end of year (in millions)	$926.0	$779.4	$568.2	$425.5	$413.6
Ratio of expenses to average daily net assets (before expense reduction)	1.18%	1.19%	1.19%	1.20%	1.22%
Ratio of expenses to average daily net assets (net of expense reduction)	1.18%	1.17%	1.12%	1.10%	1.10%
Ratio of net investment income (loss) to average daily net assets (before expense reduction)	4.56%	4.75%	5.18%	5.10%	5.45%
Ratio of net investment income (loss) to average daily net assets (net of expense reduction)	4.56%	4.77%	5.25%	5.20%	5.57%
Portfolio turnover rate	51%	46%	41%	56%	39%

a  Calculation based on average shares outstanding.

b  Does not reflect sales charges, which would reduce return.

c  Return assumes the reinvestment of all dividends and distributions at NAV.

See accompanying notes to financial statements.

COHEN & STEERS PREFERRED SECURITIES AND INCOME FUND, INC.

FINANCIAL HIGHLIGHTS—(Continued)

	Class C
	For the Year Ended December 31,
Per Share Operating Performance:	2016	2015	2014	2013	2012
Net asset value, beginning of year	$13.50	$13.49	$12.81	$13.29	$11.65
Income (loss) from investment operations:
Net investment income (loss)[a]	0.53	0.56	0.62	0.60	0.63
Net realized and unrealized gain (loss)	(0.05)	0.12	0.75	(0.36)	1.79
Total from investment operations	0.48	0.68	1.37	0.24	2.42
Less dividends and distributions to shareholders from:
Net investment income	(0.53)	(0.55)	(0.60)	(0.61)	(0.65)
Net realized gain	(0.10)	(0.06)	(0.09)	(0.06)	(0.11)
Return of capital	(0.01)	(0.06)	—	(0.05)	(0.02)
Total dividends and distributions to shareholders	(0.64)	(0.67)	(0.69)	(0.72)	(0.78)
Net increase (decrease) in net asset value	(0.16)	0.01	0.68	(0.48)	1.64
Net asset value, end of year	$13.34	$13.50	$13.49	$12.81	$13.29
Total investment return[b,c]	3.60%	5.09%	10.85%	1.83%	21.31%
Ratios/Supplemental Data:
Net assets, end of year (in millions)	$857.0	$683.5	$548.6	$465.8	$410.5
Ratio of expenses to average daily net assets (before expense reduction)	1.83%	1.84%	1.84%	1.86%	1.87%
Ratio of expenses to average daily net assets (net of expense reduction)	1.83%	1.82%	1.77%	1.75%	1.75%
Ratio of net investment income (loss) to average daily net assets (before expense reduction)	3.91%	4.08%	4.53%	4.47%	4.82%
Ratio of net investment income (loss) to average daily net assets (net of expense reduction)	3.91%	4.10%	4.60%	4.58%	4.94%
Portfolio turnover rate	51%	46%	41%	56%	39%

a  Calculation based on average shares outstanding.

b  Does not reflect sales charges, which would reduce return.

c  Return assumes the reinvestment of all dividends and distributions at NAV.

See accompanying notes to financial statements.

COHEN & STEERS PREFERRED SECURITIES AND INCOME FUND, INC.

FINANCIAL HIGHLIGHTS—(Continued)

	Class I
	For the Year Ended December 31,
Per Share Operating Performance:	2016	2015	2014	2013	2012
Net asset value, beginning of year	$13.60	$13.58	$12.88	$13.36	$11.70
Income (loss) from investment operations:
Net investment income (loss)[a]	0.67	0.70	0.76	0.74	0.76
Net realized and unrealized gain (loss)	(0.06)	0.12	0.76	(0.37)	1.80
Total from investment operations	0.61	0.82	1.52	0.37	2.56
Less dividends and distributions to shareholders from:
Net investment income	(0.66)	(0.68)	(0.73)	(0.74)	(0.77)
Net realized gain	(0.10)	(0.06)	(0.09)	(0.06)	(0.11)
Return of capital	(0.01)	(0.06)	—	(0.05)	(0.02)
Total dividends and distributions to shareholders	(0.77)	(0.80)	(0.82)	(0.85)	(0.90)
Net increase (decrease) in net asset value	(0.16)	0.02	0.70	(0.48)	1.66
Net asset value, end of year	$13.44	$13.60	$13.58	$12.88	$13.36
Total investment return[b]	4.58%	6.20%	12.00%	2.82%	22.52%
Ratios/Supplemental Data:
Net assets, end of year (in millions)	$4,525.8	$3,228.7	$2,047.6	$1,248.5	$982.4
Ratio of expenses to average daily net assets (before expense reduction)	0.88%	0.88%	0.90%	0.87%	0.87%
Ratio of expenses to average daily net assets (net of expense reduction)	0.85%	0.83%	0.77%	0.75%	0.75%
Ratio of net investment income (loss) to average daily net assets (before expense reduction)	4.86%	5.07%	5.49%	5.47%	5.83%
Ratio of net investment income (loss) to average daily net assets (net of expense reduction)	4.89%	5.12%	5.62%	5.59%	5.95%
Portfolio turnover rate	51%	46%	41%	56%	39%

a  Calculation based on average shares outstanding.

b  Return assumes the reinvestment of all dividends and distributions at NAV.

See accompanying notes to financial statements.

COHEN & STEERS PREFERRED SECURITIES AND INCOME FUND, INC.

FINANCIAL HIGHLIGHTS—(Continued)

	Class R
	For the Year Ended December 31,		For the Period October 1, 2014[a] through
Per Share Operating Performance:	2016	2015	December 31, 2014
Net asset value, beginning of period	$13.60	$13.58	$13.55
Income (loss) from investment operations:
Net investment income (loss)[b]	0.62	0.64	0.17
Net realized and unrealized gain (loss)	(0.08)	0.12	0.05
Total from investment operations	0.54	0.76	0.22
Less dividends and distributions to shareholders from:
Net investment income	(0.61)	(0.62)	(0.10)
Net realized gain	(0.10)	(0.06)	(0.09)
Return of capital	(0.01)	(0.06)	—
Total dividends and distributions to shareholders	(0.72)	(0.74)	(0.19)
Net increase (decrease) in net asset value	(0.18)	0.02	0.03
Net asset value, end of period	$13.42	$13.60	$13.58
Total investment return[c]	4.00%	5.67%	1.66%[d]
Ratios/Supplemental Data:
Net assets, end of period (in 000s)	$4,094.7	$204.8	$10.0
Ratio of expenses to average daily net assets (before expense reduction)	1.33%	1.34%	1.36%[e]
Ratio of expenses to average daily net assets (net of expense reduction)	1.33%	1.33%	1.30%[e]
Ratio of net investment income (loss) to average daily net assets (before expense reduction)	4.49%	4.73%	4.88%[e]
Ratio of net investment income (loss) to average daily net assets (net of expense reduction)	4.49%	4.74%	4.94%[e]
Portfolio turnover rate	51%	46%	41%[d]

a  Inception date.

b  Calculation based on average shares outstanding.

c  Return assumes the reinvestment of all dividends and distributions at NAV.

d  Not annualized.

e  Annualized.

See accompanying notes to financial statements.

COHEN & STEERS PREFERRED SECURITIES AND INCOME FUND, INC.

FINANCIAL HIGHLIGHTS—(Continued)

	Class Z
	For the Year Ended December 31,		For the Period October 1, 2014[a] through
Per Share Operating Performance:	2016	2015	December 31, 2014
Net asset value, beginning of period	$13.59	$13.58	$13.55
Income (loss) from investment operations:
Net investment income (loss)[b]	0.69	0.71	0.18
Net realized and unrealized gain (loss)	(0.08)	0.10	0.06
Total from investment operations	0.61	0.81	0.24
Less dividends and distributions to shareholders from:
Net investment income	(0.66)	(0.68)	(0.12)
Net realized gain	(0.10)	(0.06)	(0.09)
Return of capital	(0.01)	(0.06)	—
Total dividends and distributions to shareholders	(0.77)	(0.80)	(0.21)
Net increase (decrease) in net asset value	(0.16)	0.01	0.03
Net asset value, end of period	$13.43	$13.59	$13.58
Total investment return[c]	4.59%	6.13%	1.78%[d]
Ratios/Supplemental Data:
Net assets, end of period (in 000s)	$141.6	$32.4	$10.0
Ratio of expenses to average daily net assets (before expense reduction)	0.83%	0.84%	0.85%[e]
Ratio of expenses to average daily net assets (net of expense reduction)	0.83%	0.83%	0.80%[e]
Ratio of net investment income (loss) to average daily net assets (before expense reduction)	5.07%	5.20%	5.35%[e]
Ratio of net investment income (loss) to average daily net assets (net of expense reduction)	5.07%	5.21%	5.40%[e]
Portfolio turnover rate	51%	46%	41%[d]

a  Inception date.

b  Calculation based on average shares outstanding.

c  Return assumes the reinvestment of all dividends and distributions at NAV.

d  Not annualized.

e  Annualized.

See accompanying notes to financial statements.

COHEN & STEERS PREFERRED SECURITIES AND INCOME FUND, INC.

NOTES TO FINANCIAL STATEMENTS

Note 1. Organization and Significant Accounting Policies

Cohen & Steers Preferred Securities and Income Fund, Inc. (the Fund) was incorporated under the laws of the State of Maryland on February 22, 2010 and is registered under the Investment Company Act of 1940 (the 1940 Act) as a diversified, open-end management investment company. The Fund's investment objective is total return. The authorized shares of the Fund are divided into five classes designated Class A, C, I, R and Z shares. Each of the Fund's shares has equal dividend, liquidation and voting rights (except for matters relating to distribution and shareholder servicing of such shares).

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The Fund is an investment company and, accordingly, follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board Accounting Standards Codification Topic (ASC) 946—Investment Companies. The accounting policies of the Fund are in conformity with accounting principles generally accepted in the United States of America (GAAP). The preparation of the financial statements in accordance with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Portfolio Valuation: Investments in securities that are listed on the New York Stock Exchange (NYSE) are valued, except as indicated below, at the last sale price reflected at the close of the NYSE on the business day as of which such value is being determined. If there has been no sale on such day, the securities are valued at the mean of the closing bid and ask prices on such day or, if no ask price is available, at the bid price. Forward foreign currency contracts are valued daily at the prevailing forward exchange rate. Over-the-counter options are valued based upon prices provided by the respective counterparty.

Securities not listed on the NYSE but listed on other domestic or foreign securities exchanges (including NASDAQ) are valued in a similar manner. Securities traded on more than one securities exchange are valued at the last sale price reflected at the close of the exchange representing the principal market for such securities on the business day as of which such value is being determined. If after the close of a foreign market, but prior to the close of business on the day the securities are being valued, market conditions change significantly, certain non-U.S. equity holdings may be fair valued pursuant to procedures established by the Board of Directors.

Readily marketable securities traded in the over-the-counter market, including listed securities whose primary market is believed by Cohen & Steers Capital Management, Inc. (the investment advisor) to be over-the-counter, are valued on the basis of prices provided by a third-party pricing service or third-party broker-dealers when such prices are believed by the investment advisor, pursuant to delegation by the Board of Directors, to reflect the fair value of such securities.

Fixed-income securities are valued on the basis of prices provided by a third-party pricing service or third-party broker-dealers when such prices are believed by the investment advisor, pursuant to delegation by the Board of Directors, to reflect the fair value of such securities. The pricing services or broker-dealers use multiple valuation techniques to determine fair value. In instances where sufficient market activity exists, the pricing services or broker-dealers may utilize a market-based approach

COHEN & STEERS PREFERRED SECURITIES AND INCOME FUND, INC.

NOTES TO FINANCIAL STATEMENTS—(Continued)

through which quotes from market makers are used to determine fair value. In instances where sufficient market activity may not exist or is limited, the pricing services or broker-dealers also utilize proprietary valuation models which may consider market transactions in comparable securities and the various relationships between securities in determining fair value and/or characteristics such as benchmark yield curves, option-adjusted spreads, credit spreads, estimated default rates, coupon rates, anticipated timing of principal repayments, underlying collateral, and other unique security features which are then used to calculate the fair values.

Short-term debt securities with a maturity date of 60 days or less are valued at amortized cost, which approximates fair value. Investments in open-end mutual funds are valued at their closing net asset value.

The policies and procedures approved by the Fund's Board of Directors delegate authority to make fair value determinations to the investment advisor, subject to the oversight of the Board of Directors. The investment advisor has established a valuation committee (Valuation Committee) to administer, implement and oversee the fair valuation process according to the policies and procedures approved annually by the Board of Directors. Among other things, these procedures allow the Fund to utilize independent pricing services, quotations from securities and financial instrument dealers and other market sources to determine fair value.

Securities for which market prices are unavailable, or securities for which the investment advisor determines that the bid and/or ask price or a counterparty valuation does not reflect market value, will be valued at fair value, as determined in good faith by the Valuation Committee, pursuant to procedures approved by the Fund's Board of Directors. Circumstances in which market prices may be unavailable include, but are not limited to, when trading in a security is suspended, the exchange on which the security is traded is subject to an unscheduled close or disruption or material events occur after the close of the exchange on which the security is principally traded. In these circumstances, the Fund determines fair value in a manner that fairly reflects the market value of the security on the valuation date based on consideration of any information or factors it deems appropriate. These may include, but are not limited to, recent transactions in comparable securities, information relating to the specific security and developments in the markets.

The Fund's use of fair value pricing may cause the net asset value of Fund shares to differ from the net asset value that would be calculated using market quotations. Fair value pricing involves subjective judgments and it is possible that the fair value determined for a security may be materially different than the value that could be realized upon the sale of that security.

Fair value is defined as the price that the Fund would expect to receive upon the sale of an investment or expect to pay to transfer a liability in an orderly transaction with an independent buyer in the principal market or, in the absence of a principal market, the most advantageous market for the investment or liability. The hierarchy of inputs that are used in determining the fair value of the Fund's investments is summarized below.

•  Level 1—quoted prices in active markets for identical investments

•  Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, credit risk, etc.)

•  Level 3—significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments)

COHEN & STEERS PREFERRED SECURITIES AND INCOME FUND, INC.

NOTES TO FINANCIAL STATEMENTS—(Continued)

The inputs or methodology used for valuing securities may or may not be an indication of the risk associated with investing in those securities.

For movements between the levels within the fair value hierarchy, the Fund has adopted a policy of recognizing the transfer at the end of the period in which the underlying event causing the movement occurred. Changes in valuation techniques may result in transfers into or out of an assigned level within the disclosure hierarchy. There were no transfers between Level 1 and Level 2 as of December 31, 2016.

The following is a summary of the inputs used as of December 31, 2016 in valuing the Fund's investments carried at value:

	Total	Quoted Prices in Active Markets for Identical Investments (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)
Preferred Securities— $25 Par Value:
Banks	$598,996,194	$562,493,594	$36,502,600	$—
Electric— Integrated Electric	40,677,715	26,671,154	14,006,561	—
Other Industries	1,244,593,997	1,244,593,997	—	—
Preferred Securities— Capital Securities:
Banks	1,038,876,377	18,542,600	1,015,105,734	5,228,043
Other Industries	3,114,287,001	—	3,114,287,001	—
Purchased Option Contracts	6,352,527	—	6,352,527	—
Short-Term Investments	87,000,000	—	87,000,000	—
Total Investments[a]	$6,130,783,811	$1,852,301,345	$4,273,254,423	$5,228,043	[b]
Forward foreign currency exchange contracts	$2,513,854	$—	$2,513,854	$—
Total Appreciation in Other Financial Instruments[a]	$2,513,854	$—	$2,513,854	$—

COHEN & STEERS PREFERRED SECURITIES AND INCOME FUND, INC.

NOTES TO FINANCIAL STATEMENTS—(Continued)

	Total	Quoted Prices in Active Markets for Identical Investments (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)
Forward foreign currency exchange contracts	$(372,188)	$—	$(372,188)	$—
Written option contracts	(2,987,350)	—	(2,987,350)	—
Total Depreciation in Other Financial Instruments[a]	$(3,359,538)	$—	$(3,359,538)	$—

a  Portfolio holdings are disclosed individually on the Schedule of Investments.

b  Level 3 investments are valued by a third-party pricing service. The inputs for these securities are not readily available or cannot be reasonably estimated. A change in the significant unobservable inputs could result in a significantly lower or higher value in such Level 3 investments.

The following is a reconciliation of investments for which significant unobservable inputs (Level 3) were used in determining fair value:

Preferred Securities—Capital Securities—Banks
Balance as of December 31, 2015	$23,350,849
Change in unrealized appreciation (depreciation)	1,409,207
Transfers out of Level 3[a]	(19,532,013)
Balance as of December 31, 2016	$5,228,043

The change in unrealized appreciation (depreciation) attributable to securities owned on December 31, 2016, which were valued using significant unobservable inputs (Level 3) amounted to $26,585.

a  Transfers from Level 3 to Level 2 are due to an increase in market activity (e.g. frequency of trades), which resulted in an increase in available market inputs to determine prices.

Security Transactions, Investment Income and Expense Allocations: Security transactions are recorded on trade date. Realized gains and losses on investments sold are recorded on the basis of identified cost. Interest income is recorded on the accrual basis. Discounts are accreted and premiums are amortized over the life of the respective securities. Dividend income is recorded on the ex-dividend date, except for certain dividends on foreign securities, which are recorded as soon as the Fund is informed after the ex-dividend date. Distributions from REITs are recorded as ordinary income, net realized capital gain or return of capital based on information reported by the REITs and management's

COHEN & STEERS PREFERRED SECURITIES AND INCOME FUND, INC.

NOTES TO FINANCIAL STATEMENTS—(Continued)

estimates of such amounts based on historical information. These estimates are adjusted when the actual source of distributions is disclosed by the REITs and actual amounts may differ from the estimated amounts. Income, expenses (other than expenses attributable to a specific class) and realized and unrealized gains or losses on investments are allocated to each class of shares based on its relative net assets.

Options: The Fund may purchase and write exchange-listed and over-the-counter put or call options on securities, stock indices, currencies and other financial instruments for hedging purposes, to enhance portfolio returns and reduce overall volatility.

When the Fund writes (sells) an option, an amount equal to the premium received by the Fund is recorded on the Statement of Assets and Liabilities as a liability. The amount of the liability is subsequently marked-to-market to reflect the current market value of the option written. When an option expires, the Fund realizes a gain on the option to the extent of the premium received. Premiums received from writing options which are exercised or closed are added to or offset against the proceeds or amount paid on the transaction to determine the realized gain or loss. If a put option on a security is exercised, the premium reduces the cost basis of the security purchased by the Fund. If a call option is exercised, the premium is added to the proceeds of the security sold to determine the realized gain or loss. The Fund, as writer of an option, bears the market risk of an unfavorable change in the price of the underlying index, currency or security. Other risks include the possibility of an illiquid options market or the inability of the counterparties to fulfill their obligations under the contracts.

Put and call options purchased are accounted for in the same manner as portfolio securities. Premiums paid for purchasing options which expire are treated as realized losses. Premiums paid for purchasing options which are exercised or closed are added to the amounts paid or offset against the proceeds on the underlying investment transaction to determine the realized gain or loss when the underlying transaction is executed. The risk associated with purchasing an option is that the Fund pays a premium whether or not the option is exercised. Additionally, the Fund bears the risk of loss of the premium and change in market value should the counterparty not perform under the contract.

Interest Rate Swaptions: The Fund may write or purchase interest rate swaptions which are options to enter into a pre-defined swap agreement at a specified date in the future. The writer of the swaption becomes the counterparty to the swap if the buyer exercises the swaption. The interest rate swaption agreement will specify whether the buyer of the swaption will be a fixed-rate receiver or a fixed-rate payer upon exercise.

Foreign Currency Translation: The books and records of the Fund are maintained in U.S. dollars. Investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based upon prevailing exchange rates on the date of valuation. Purchases and sales of investment securities and income and expense items denominated in foreign currencies are translated into U.S. dollars based upon prevailing exchange rates on the respective dates of such transactions. The Fund does not isolate that portion of the results of operations resulting from fluctuations in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

COHEN & STEERS PREFERRED SECURITIES AND INCOME FUND, INC.

NOTES TO FINANCIAL STATEMENTS—(Continued)

Net realized foreign exchange gains or losses arise from sales of foreign currencies, including gains and losses on forward foreign currency exchange contracts, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the values of assets and liabilities, other than investments in securities, on the date of valuation, resulting from changes in exchange rates. Pursuant to U.S. federal income tax regulations, certain foreign currency gains/losses included in realized and unrealized gains/losses are included in or are a reduction of ordinary income for federal income tax purposes.

Forward Foreign Currency Exchange Contracts: The Fund enters into forward foreign currency exchange contracts to hedge the currency exposure associated with certain of its non-U.S. dollar denominated securities. A forward foreign currency exchange contract is a commitment between two parties to purchase or sell foreign currency at a set price on a future date. The market value of a forward foreign currency exchange contract fluctuates with changes in foreign currency exchange rates. These contracts are marked to market daily and the change in value is recorded by the Fund as unrealized appreciation and/or depreciation on foreign currency translations. Realized gains or losses equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed are included in net realized gain or loss on foreign currency transactions. For federal income tax purposes, the Fund has made an election to treat gains and losses from forward foreign currency exchange contracts as capital gains and losses.

Forward foreign currency exchange contracts involve elements of market risk in excess of the amounts reflected on the Statement of Assets and Liabilities. The Fund bears the risk of an unfavorable change in the foreign exchange rate underlying the contract. Risks may also arise upon entering these contracts from the potential inability of the counterparties to meet the terms of their contracts. In connection with these contracts, securities may be identified as collateral in accordance with the terms of the respective contracts.

Dividends and Distributions to Shareholders: Dividends from net investment income and capital gain distributions are determined in accordance with U.S. federal income tax regulations, which may differ from GAAP. Dividends from net investment income, if any, are declared and paid monthly. Net realized capital gains, unless offset by any available capital loss carryforward, are typically distributed to shareholders at least annually. Dividends and distributions to shareholders are recorded on the ex-dividend date and are automatically reinvested in full and fractional shares of the Fund based on the net asset value per share at the close of business on the payable date, unless the shareholder has elected to have them paid in cash.

Dividends from net investment income are subject to recharacterization for tax purposes. Based upon the results of operations for the year ended December 31, 2016, a significant portion of the dividends have been reclassified to distributions from net realized gain and return of capital.

Income Taxes: It is the policy of the Fund to continue to qualify as a regulated investment company, if such qualification is in the best interest of the shareholders, by complying with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies, and by

COHEN & STEERS PREFERRED SECURITIES AND INCOME FUND, INC.

NOTES TO FINANCIAL STATEMENTS—(Continued)

distributing substantially all of its taxable earnings to its shareholders. Also, in order to avoid the payment of any federal excise taxes, the Fund will distribute substantially all of its net investment income and net realized gains on a calendar year basis. Accordingly, no provision for federal income or excise tax is necessary. Dividend and interest income from holdings in non-U.S. securities is recorded net of non-U.S. taxes paid. Management has analyzed the Fund's tax positions taken on federal and applicable state income tax returns as well as its tax positions in non-U.S. jurisdictions in which it trades for all open tax years and has concluded that as of December 31, 2016, no additional provisions for income tax are required in the Fund's financial statements. The Fund's tax positions for the tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service, state departments of revenue and by foreign tax authorities.

Note 2. Investment Advisory Fees, Administration Fees and Other Transactions with Affiliates

Investment Advisory Fees: The investment advisor serves as the Fund's investment advisor pursuant to an investment advisory agreement (the investment advisory agreement). Under the terms of the investment advisory agreement, the investment advisor provides the Fund with day-to-day investment decisions and generally manages the Fund's investments in accordance with the stated policies of the Fund, subject to the supervision of the Board of Directors.

For the services provided to the Fund, the investment advisor receives a fee, accrued daily and paid monthly, at the annual rate of 0.70% of the average daily net assets of the Fund.

For the year ended December 31, 2016 and through June 30, 2018, the investment advisor has contractually agreed to waive its fee and/or reimburse expenses so that the Fund's total annual operating expenses (excluding acquired fund fees and expenses, taxes and extraordinary expenses) do not exceed 1.20% for Class A shares, 1.85% for Class C shares, 0.85% for Class I shares, 1.35% for Class R shares and 0.85% for Class Z shares. This contractual agreement can be amended at any time by agreement of the Fund and the investment advisor and will terminate automatically in the event of termination of the investment advisory agreement between the investment advisor and the Fund. For the year ended December 31, 2016, fees waived and/or expenses reimbursed totaled $1,376,980.

Administration Fees: The Fund has entered into an administration agreement with the investment advisor under which the investment advisor performs certain administrative functions for the Fund and receives a fee, accrued daily and paid monthly, at the annual rate of 0.05% of the average daily net assets of the Fund. For the year ended December 31, 2016, the Fund incurred $2,919,813 in fees under this administration agreement. Additionally, the Fund pays State Street Bank and Trust Company as co-administrator under a fund accounting and administration agreement.

Distribution Fees: Shares of the Fund are distributed by Cohen & Steers Securities, LLC (the distributor), an affiliated entity of the investment advisor. The Fund has adopted an amended distribution and service plan (the plan) pursuant to Rule 12b-1 under the 1940 Act. The plan provides that the Fund will pay the distributor a fee, accrued daily and paid monthly, at an annual rate of up to 0.25% of the average daily net assets attributable to Class A shares, up to 0.75% of the average daily net assets attributable to Class C shares and up to 0.50% of the average daily net assets attributable to Class R

COHEN & STEERS PREFERRED SECURITIES AND INCOME FUND, INC.

NOTES TO FINANCIAL STATEMENTS—(Continued)

shares. In addition, with respect to Class R shares, such amounts may also be used to pay for services to Fund shareholders or services related to the maintenance of shareholder accounts.

There is a maximum initial sales charge of 3.75% for Class A shares. There is a contingent deferred sales charge (CDSC) of 1.00% on purchases of $1 million or more of Class A shares, which applies if redemption occurs within one year from purchase. There is a CDSC of 1.00% on Class C shares, which applies if redemption occurs within one year from purchase. For the year ended December 31, 2016, the Fund has been advised that the distributor received $429,800, which represents a portion of the sales commissions paid by shareholders from the sale of Class A shares, and $58,362 and $132,680 of CDSC relating to redemptions of Class A and Class C shares, respectively. The distributor has advised the Fund that proceeds from the CDSC on these classes are used by the distributor to defray its expenses related to providing distribution-related services to the Fund in connection with the sale of these classes, including payments to dealers and other financial intermediaries for selling these classes. The payment of a CDSC may result in the distributor receiving amounts greater or less than the upfront commission paid by the distributor to the financial intermediary.

Shareholder Servicing Fees: For shareholder services, the Fund pays the distributor or its affiliates a fee, accrued daily, at an annual rate of up to 0.10% of the average daily net assets of the Fund's Class A and Class I shares and up to 0.25% of the average daily net assets of the Fund's Class C shares. The distributor is responsible for paying qualified financial institutions for shareholder services.

Directors' and Officers' Fees: Certain directors and officers of the Fund are also directors, officers and/or employees of the investment advisor. The Fund does not pay compensation to directors and officers affiliated with the investment advisor except for the Chief Compliance Officer, who received compensation from the investment advisor, which was reimbursed by the Fund, in the amount of $70,462 for the year ended December 31, 2016.

Other: The Fund may have shareholders investing indirectly through an account, platform or program sponsored by a financial institution. Investment and asset allocation decisions by such financial institution regarding the account, platform or program through which multiple shareholders invest may result in subscription and redemption decisions that have a significant impact on the assets, expenses and trading activities of the Fund. Such a decision may cause the Fund to sell assets at disadvantageous times or prices, and may negatively affect the Fund's net asset value and performance.

Note 3. Purchases and Sales of Securities

Purchases and sales of securities, excluding short-term investments, for the year ended December 31, 2016, totaled $4,489,813,646 and $2,840,928,887, respectively.

COHEN & STEERS PREFERRED SECURITIES AND INCOME FUND, INC.

NOTES TO FINANCIAL STATEMENTS—(Continued)

Transactions in written option contracts during the year ended December 31, 2016, were as follows:

	Number of Contracts	Premiums
Written option contracts outstanding at December 31, 2015	—	$—
Option contracts written	1,479	9,231,660
Option contracts terminated in closing transactions	(654)	(4,222,850)
Written option contracts outstanding at December 31, 2016	825	$5,008,810

Note 4. Derivative Investments

The following tables present the value of derivatives held at December 31, 2016 and the effect of derivatives held during the year ended December 31, 2016, along with the respective location in the financial statements. The volume of activity for written option contracts for the year ended December 31, 2016 is summarized in Note 3.

Statement of Assets and Liabilities
	Assets		Liabilities
Derivatives	Location	Fair Value	Location	Fair Value
Foreign Exchange Risk:
Forward foreign currency exchange contracts[a]	Unrealized appreciation	$2,513,854	Unrealized depreciation	$372,188
Interest Rate Risk:
Written option contracts	—	—	Written option contracts	2,987,350

a  Forward foreign currency exchange contracts executed with Brown Brothers Harriman are not subject to a master netting arrangement or another similar agreement.

Statement of Operations
Derivatives	Location	Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)
Foreign Exchange Risk:
Forward foreign currency exchange contracts	Net Realized and Unrealized Gain (Loss)	$23,967,468	$1,051,225

COHEN & STEERS PREFERRED SECURITIES AND INCOME FUND, INC.

NOTES TO FINANCIAL STATEMENTS—(Continued)

Derivatives	Location	Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)
Written option contracts	Net Realized and Unrealized Gain (Loss)	$(6,170,950)	$—
Interest Rate Risk:
Written option contracts	Net Realized and Unrealized Gain (Loss)	955,800	2,021,460

At December 31, 2016, the Fund's derivative assets and liabilities (by type), which are subject to a master netting agreement, are as follows:

Derivative Financial Instruments	Assets	Liabilities
Interest Rate Risk:
Written option contracts	$—	$2,987,350

The following table presents the Fund's derivative assets by counterparty net of amounts available for offset under a master netting agreement and net of the related collateral received by the Fund, if any, as of December 31, 2016:

Counterparty	Gross Amount of Assets Presented in the Statement of Assets and Liabilities	Financial Instruments and Derivatives Available for Offset	Collateral Received[a]	Net Amount of Derivative Assets[b]
BNP Paribas	$6,352,527	$(2,987,350)	$—	$3,365,177

a  In some instances, the actual collateral received may be more than amount shown.

b  Net amount represents the net receivable from the counterparty in the event of default.

The following table presents the Fund's derivative liabilities by counterparty net of amounts available for offset under a master netting agreement and net of the related collateral pledged by the Fund, if any, as of December 31, 2016:

Counterparty	Gross Amount of Liabilities Presented in the Statement of Assets and Liabilities	Financial Instruments and Derivatives Available for Offset	Collateral Pledged[a]	Net Amount of Derivative Liabilities[b]
BNP Paribas	$2,987,350	$(2,987,350)	$—	$—

a  In some instances, the actual collateral pledged may be more than amount shown.

b  Net amount represents the net payable due to the counterparty in the event of default.

COHEN & STEERS PREFERRED SECURITIES AND INCOME FUND, INC.

NOTES TO FINANCIAL STATEMENTS—(Continued)

Note 5. Income Tax Information

The tax character of dividends and distributions paid was as follows:

	For the Year Ended December 31,
	2016	2015
Ordinary income	$273,252,075	$189,829,885
Long-term capital gain	47,387,779	15,966,442
Return of capital	2,279,768	18,267,649
Total dividends and distributions	$322,919,622	$224,063,976

As of December 31, 2016, the tax-basis components of accumulated earnings, the federal tax cost and net unrealized appreciation (depreciation) in value of securities held were as follows:

Cost for federal income tax purposes	$6,085,302,143
Gross unrealized appreciation	$121,819,921
Gross unrealized depreciation	(76,338,253)
Net unrealized appreciation (depreciation)	$45,481,668

In addition, the Fund incurred net ordinary losses of $423,608 after October 31, 2016, that it has elected to treat as arising in the following fiscal year.

As of December 31, 2016, the Fund had temporary book/tax differences primarily attributable to wash sales on portfolio securities, unrealized appreciation on passive foreign investment companies and certain fixed income securities and permanent book/tax differences primarily attributable to foreign currency transactions and certain fixed income securities. To reflect reclassifications arising from the permanent differences, paid-in capital was credited $3,747,064, accumulated undistributed net realized gain was charged $2,285,915 and dividends in excess of net investment income was charged $1,461,149. Net assets were not affected by this reclassification.

COHEN & STEERS PREFERRED SECURITIES AND INCOME FUND, INC.

NOTES TO FINANCIAL STATEMENTS—(Continued)

Note 6. Capital Stock

On December 6, 2016, the Board of Directors of the Fund approved an increase to the Fund's authorized shares of capital stock. The Fund is authorized to issue 1.4 billion shares of capital stock, at a par value of $0.001 per share. The Board of Directors of the Fund may increase or decrease the number of shares of common stock that the Fund has authority to issue.

	For the Year Ended December 31, 2016		For the Year Ended December 31, 2015
	Shares	Amount	Shares	Amount
Class A:
Sold	41,888,808	$569,777,201	29,848,638	$407,252,247
Issued as reinvestment of dividends and distributions	2,811,605	38,240,624	1,953,750	26,613,376
Redeemed	(33,080,433)	(447,500,016)	(16,260,221)	(221,779,427)
Net increase (decrease)	11,619,980	$160,517,809	15,542,167	$212,086,196
Class C:
Sold	22,635,036	$306,758,369	14,576,166	$198,077,811
Issued as reinvestment of dividends and distributions	1,590,255	21,522,555	1,185,191	16,070,080
Redeemed	(10,591,686)	(143,439,587)	(5,793,968)	(78,687,960)
Net increase (decrease)	13,633,605	$184,841,337	9,967,389	$135,459,931
Class I:
Sold	227,772,318	$3,113,674,936	150,748,349	$2,062,202,741
Issued as reinvestment of dividends and distributions	9,332,847	127,358,389	5,566,014	75,949,086
Redeemed	(137,749,824)	(1,860,181,279)	(69,554,300)	(949,096,248)
Net increase (decrease)	99,355,341	$1,380,852,046	86,760,063	$1,189,055,579
Class R:
Sold	434,189	$5,916,777	22,474	$306,880
Issued as reinvestments of dividends and distributions	7,933	108,416	278	3,757
Redeemed	(152,178)	(2,045,303)	(8,425)	(114,963)
Net increase (decrease)	289,944	$3,979,890	14,327	$195,674

COHEN & STEERS PREFERRED SECURITIES AND INCOME FUND, INC.

NOTES TO FINANCIAL STATEMENTS—(Continued)

	For the Year Ended December 31, 2016		For the Year Ended December 31, 2015
	Shares	Amount	Shares	Amount
Class Z:
Sold	7,986	$109,918	1,624	$22,003
Issued as reinvestment of dividends and distributions	224	3,048	24	328
Redeemed	(47)	(629)	(5)	(69)
Net increase (decrease)	8,163	$112,337	1,643	$22,262

Note 7. Borrowings

The Fund, in conjunction with other Cohen & Steers open-end funds, was a party to a $50,000,000 syndicated credit agreement (the credit agreement) with State Street Bank and Trust Company, as administrative agent and operations agent, and the lenders identified in the credit agreement (as applicable), which expired January 22, 2016. The Fund paid a commitment fee of 0.15% per annum on its proportionate share of the unused portion of the credit agreement. As approved by the Board of Directors on December 8, 2015, the Fund did not renew the credit agreement.

During the period January 1, 2016 through January 22, 2016, the Fund did not borrow under the credit agreement.

Note 8. Other Risks

Preferred Securities Risk: Preferred securities are subject to credit risk, which is the risk that a security will decline in price, or the issuer of the security will fail to make dividend, interest or principal payments when due, because the issuer experiences a decline in its financial status. Preferred securities are also subject to interest rate risk and may decline in value because of changes in market interest rates. The Fund may be subject to a greater risk of rising interest rates than would normally be the case in an environment of low interest rates and the effect of potential government fiscal policy initiatives and resulting market reaction to those initiatives. In addition, an issuer may be permitted to defer or omit distributions. Preferred securities are also generally subordinated to bonds and other debt instruments in a company's capital structure. During periods of declining interest rates, an issuer may be able to exercise an option to redeem (call) its issue at par earlier than scheduled, and the Fund may be forced to reinvest in lower yielding securities. Certain preferred securities may be substantially less liquid than many other securities, such as common stocks. Generally, preferred security holders have no voting rights with respect to the issuing company unless certain events occur. Certain preferred securities may give the issuers special redemption rights allowing the securities to be redeemed prior to a specified date if certain events occur, such as changes to tax or securities laws.

Credit and Below Investment Grade Securities Risk: Preferred securities may be rated below investment-grade or may be unrated. Below-investment grade securities, or equivalent unrated

COHEN & STEERS PREFERRED SECURITIES AND INCOME FUND, INC.

NOTES TO FINANCIAL STATEMENTS—(Continued)

securities, which are commonly known as "high-yield bonds" or "junk bonds," generally involve greater volatility of price and risk of loss of income and principal, and may be more susceptible to real or perceived adverse economic and competitive industry conditions than higher grade securities. It is reasonable to expect that any adverse economic conditions could disrupt the market for lower-rated securities, have an adverse impact on the value of those securities and adversely affect the ability of the issuers of those securities to repay principal and interest on those securities.

Concentration Risk: Because the Fund invests at least 25% of its net assets in the financials sector, it will be more susceptible to adverse economic or regulatory occurrences affecting this sector, such as changes in interest rates, loan concentration and competition. In addition, the Fund will also be subject to the risks of investing in the individual industries and securities that comprise the financials sector, including the bank, diversified financials, real estate (including REITs) and insurance industries. To the extent that the Fund focuses its investments in other sectors or industries, such as (but not limited to) energy, industrials, utilities, pipelines, health care and telecommunications, the Fund will be subject to the risks associated with these particular sectors and industries. These sectors and industries may be adversely affected by, among others, changes in government regulation, world events and economic conditions.

Contingent Capital Securities Risk: Contingent capital securities (sometimes referred to as "CoCos") are debt or preferred securities with loss absorption characteristics built into the terms of the security, for example a mandatory conversion into common stock of the issuer under certain circumstances, such as the issuer's capital ratio falling below a certain level. Since the common stock of the issuer may not pay a dividend, investors in these instruments could experience a reduced income rate, potentially to zero, and conversion would deepen the subordination of the investor, hence worsening the investor's standing in a bankruptcy. Some CoCos provide for a reduction in the value or principal amount of the security under such circumstances. In addition, most CoCos are considered to be high yield or "junk" securities and are therefore subject to the risks of investing in below investment-grade securities.

Liquidity Risk: Liquidity risk is the risk that particular investments of the Fund may become difficult to sell or purchase. The market for certain investments may become less liquid or illiquid due to adverse changes in the conditions of a particular issuer or due to adverse market or economic conditions. In addition, dealer inventories of certain securities, which provide an indication of the ability of dealers to engage in "market making," are at, or near, historic lows in relation to market size, which has the potential to increase price volatility in the fixed income markets in which the Fund invests. Federal banking regulations may also cause certain dealers to reduce their inventories of certain securities, which may further decrease the Fund's ability to buy or sell such securities. As a result of this decreased liquidity, the Fund may have to accept a lower price to sell a security, sell other securities to raise cash, or give up an investment opportunity, any of which could have a negative effect on performance. Further, transactions in less liquid or illiquid securities may entail transaction costs that are higher than those for transactions in liquid securities.

Liquidity risk also includes the risk that market conditions or large shareholder redemptions may impact the ability of the Fund to meet redemption requests within required time periods. In order to meet such redemption requests, the fund may be forced to sell securities at inopportune times or prices.

Foreign (Non-U.S.) and Emerging Market Securities Risk: The Fund directly purchases securities of foreign issuers. Risks of investing in foreign securities, which can be expected to be greater for

COHEN & STEERS PREFERRED SECURITIES AND INCOME FUND, INC.

NOTES TO FINANCIAL STATEMENTS—(Continued)

investments in emerging markets, include currency risks, future political and economic developments and possible imposition of foreign withholding taxes on income or proceeds payable on the securities. In addition, there may be less publicly available information about a foreign issuer than about a domestic issuer, and foreign issuers may not be subject to the same accounting, auditing and financial recordkeeping standards and requirements as domestic issuers. Moreover, securities of many foreign issuers and their markets may be less liquid and their prices more volatile than securities of comparable U.S. issuers.

Foreign Currency Risk: Although the Fund will report its NAV and pay dividends in U.S. dollars, foreign securities often are purchased with and make any dividend and interest payments in foreign currencies. Therefore, the Fund's investments in foreign securities will be subject to foreign currency risk, which means that the Fund's NAV could decline solely as a result of changes in the exchange rates between foreign currencies and the U.S. dollar. Certain foreign countries may impose restrictions on the ability of issuers of foreign securities to make payment of principal, dividends and interest to investors located outside the country, due to blockage of foreign currency exchanges or otherwise. The Fund may, but is not required to, engage in various investments that are designed to hedge the Fund's foreign currency risks, and such investments are subject to the risks described under "Derivatives and Hedging Transactions Risk" below.

Derivatives and Hedging Transactions Risk: The Fund's use of derivatives, including for the purpose of hedging interest rate or foreign currency risks, presents risks different from, and possibly greater than, the risks associated with investing directly in traditional securities. Among the risks presented are counterparty risk, financial leverage risk, liquidity risk, over-the-counter (OTC) trading risk and tracking risk. The use of derivatives can lead to losses because of adverse movements in the price or value of the underlying asset, index or rate, which may be magnified by certain features of the derivatives.

Geopolitical Risk: Occurrence of global events similar to those in recent years, such as war, country instability, infectious disease epidemics, market instability, debt crises and downgrades, the potential exit of a country from its respective union and related geopolitical events may result in market volatility and may leave long lasting impacts on both the U.S. and worldwide financial markets. Additionally, those events, as well as other changes in foreign and domestic political and economic conditions could adversely affect individual issuers or related groups of issuers, securities markets, interest rates, secondary trading, credit ratings, inflation, investor sentiment and other factors affecting the value of the Fund's investments. The June 2016 vote in the United Kingdom (UK) calling for the exit of the UK from the European Union (referred to as Brexit), may cause uncertainty and thus adversely impact financial results of the Fund and the global financial markets. An economic recession in the UK, or in a European Union member country, may have significant adverse economic effect on the economies of the affected country and its trading partners, which may include some or all of the European countries in which the Fund invests. The strengthening of the U.S. dollar relative to other currencies may, among other things, adversely affect the Fund's investments denominated in non-U.S. dollar currencies. The Fund does not know how long the securities markets may be affected by similar events and cannot predict the effects of similar events in the future on the U.S. or global securities markets.

Regulatory Risk: The U.S. government has proposed and adopted multiple regulations that could have a long-lasting impact on the Fund and on the mutual fund industry in general. The U.S. Securities and Exchange Commission's (SEC) proposed rules governing the use of derivatives by registered investment companies, the Department of Labor's (DOL) final rule on conflicts of interest on fiduciary investment advice,

COHEN & STEERS PREFERRED SECURITIES AND INCOME FUND, INC.

NOTES TO FINANCIAL STATEMENTS—(Continued)

as well as the SEC's final rules and amendments to modernize the reporting and disclosure (Modernization) and to develop and implement a Liquidity Risk Management Program for open-end investment companies (Liquidity) could, among other things, restrict and/or increase the cost of the Fund's ability to engage in transactions, impact flows into the Fund and/or increase overall expenses of the Fund. In addition, Congress, various exchanges and regulatory and self-regulatory authorities domestic and foreign have undertaken reviews of options and futures trading in light of market volatility. Among the actions that have been taken or proposed to be taken are new limits and reporting requirements for speculative positions, new or more stringent daily price fluctuation limits for futures and options transactions, and increased margin requirements for various types of futures transactions. While the full extent of all of these regulations is still unclear, these regulations and actions may adversely affect the instruments in which the Fund invests and its ability to execute its investment strategy.

This is not a complete list of risks that may affect the Fund. For additional information concerning the risks applicable to the Fund, please consult the Fund's prospectus.

Note 9. Other

In the normal course of business, the Fund enters into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is dependent on claims that may be made against the Fund in the future and, therefore, cannot be estimated; however, based on experience, the risk of material loss from such claims is considered remote.

Note 10. New Accounting Guidance

In October 2016, the SEC issued a new rule, Investment Company Reporting Modernization, which, among other provisions, amends Regulation S-X to require standardized, enhanced disclosures, particularly related to derivatives, in investment company financial statements. Compliance with the rule is effective for financial statements filed with the SEC on or after August 1, 2017.

Management is currently evaluating the impact the adoption of this guidance will have on the Fund's financial statements and does not expect any impact to the Fund's net assets or results of operations.

Note 11. Subsequent Events

On February 6, 2017, the Board of Directors of the Fund approved an increase to the Fund's authorized shares of capital stock. The Fund is authorized to issue 1.7 billion shares of capital stock, at a par value of $0.001 per share, classified in five classes as follows: 200 million of Class A capital stock, 200 million of Class C capital stock, 500 million of Class I capital stock, 200 million of Class R capital stock and 200 million of Class Z capital stock. The additional 400 million authorized shares of capital stock are for future share classes that are not yet effective and issued.

Management has evaluated events and transactions occurring after December 31, 2016 through the date that the financial statements were issued, and had determined that no additional disclosure in the financial statements is required.

COHEN & STEERS PREFERRED SECURITIES AND INCOME FUND, INC.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Directors and Shareholders of the
Cohen & Steers Preferred Securities and Income Fund, Inc.

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the Cohen & Steers Preferred Securities and Income Fund, Inc. (the "Fund") as of December 31, 2016, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities as of December 31, 2016 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
New York, New York
February 24, 2017

COHEN & STEERS PREFERRED SECURITIES AND INCOME FUND, INC.

TAX INFORMATION—2016 (Unaudited)

Pursuant to the Jobs and Growth Relief Reconciliation Act of 2003, the Fund designates qualified dividend income of $223,114,707. Additionally, 43.08% of the ordinary dividends qualified for the dividends received deduction available to corporations. Also, the Fund designates a long-term capital gain distribution of $47,387,779 at the 20% maximum rate.

OTHER INFORMATION

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available (i) without charge, upon request, by calling 800-330-7348, (ii) on our website at cohenandsteers.com or (iii) on the Securities and Exchange Commission's (the SEC) website at http://www.sec.gov. In addition, the Fund's proxy voting record for the most recent 12-month period ended June 30 is available by August 31 of each year (i) without charge, upon request, by calling 800-330-7348 or (ii) on the SEC's website at http://www.sec.gov.

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund's Forms N-Q are available (i) without charge, upon request, by calling 800-330-7348 or (ii) on the SEC's website at http://www.sec.gov. In addition, the Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330.

Please note that distributions paid by the Fund to shareholders are subject to recharacterization for tax purposes and are taxable up to the amount of the Fund's investment company taxable income and net realized gains. Distributions in excess of the Fund's investment company taxable income and net realized gains are a return of capital distributed from the Fund's assets. To the extent this occurs, the Fund's shareholders of record will be notified of the estimated amount of capital returned to shareholders for each such distribution and this information will also be available at cohenandsteers.com. The final tax treatment of all distributions is reported to shareholders on their 1099-DIV forms, which are mailed after the close of each calendar year. Distributions of capital decrease the Fund's total assets and, therefore, could have the effect of increasing the Fund's expense ratio. In addition, in order to make these distributions, the Fund may have to sell portfolio securities at a less than opportune time.

Benchmark Change

On December 6, 2016, the Board of Directors of the Fund approved a change in the Fund's blended benchmark from 50% BofA Merrill Lynch Fixed Rate Preferred Securities Index and 50% BofA Merrill Lynch Capital Securities Index to 60% BofA Merrill Lynch US IG Institutional Capital Securities Index, 30% BofA Merrill Lynch Core Fixed Rate Preferred Securities Index and 10% Bloomberg Barclays Developed Market USD Contingent Capital Index, effective January 1, 2017.

COHEN & STEERS PREFERRED SECURITIES AND INCOME FUND, INC.

MANAGEMENT OF THE FUND

The business and affairs of the Fund are managed under the direction of the Board of Directors. The Board of Directors approves all significant agreements between the Fund and persons or companies furnishing services to it, including the Fund's agreements with its investment advisor, administrator, co-administrator, custodian and transfer agent. The management of the Fund's day-to-day operations is delegated to its officers, the investment advisor, administrator and co-administrator, subject always to the investment objective and policies of the Fund and to the general supervision of the Board of Directors.

The Board of Directors and officers of the Fund and their principal occupations during at least the past five years are set forth below. The statement of additional information (SAI) includes additional information about fund directors and is available, without charge, upon request by calling 800-330-7348.

Name, Address and Year of Birth[1]	Position(s) Held With Fund	Term of Office[2]	Principal Occupation During At Least The Past 5 Years (Including Other Directorships Held)	Number of Funds Within Fund Complex Overseen by Director (Including the Fund)	Length of Time Served[3]
Interested Directors[4]
Robert H. Steers 1953	Director, Chairman	Until Next Election of Directors	Chief Executive Officer of Cohen & Steers Capital Management, Inc. (CSCM) and its parent, Cohen & Steers, Inc. (CNS) since 2014. Prior to that, Co-Chairman and Co-Chief Executive Officer of CSCM since 2003 and CNS since 2004. Prior to that, Chairman of CSCM; Vice President of Cohen & Steers Securities, LLC.	22	Since 1991
Joseph M. Harvey 1963	Director	Until Next Election of Directors	President and Chief Investment Officer of CSCM (since 2003) and President of CNS (since 2004). Prior to that, Senior Vice President and Director of Investment Research of CSCM.	22	Since 2014

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Name, Address and Year of Birth[1]	Position(s) Held With Fund	Term of Office[2]	Principal Occupation During At Least The Past 5 Years (Including Other Directorships Held)	Number of Funds Within Fund Complex Overseen by Director (Including the Fund)	Length of Time Served[3]
Disinterested Directors
Michael G. Clark 1965	Director	Until Next Election of Directors	From May 2006 to June 2011, President and Chief Executive Officer of DWS Funds and Managing Director of Deutsche Asset Management.	22	Since 2011
Bonnie Cohen 1942	Director	Until Next Election of Directors	Consultant. Board Member, DC Public Library Foundation since 2012, President since 2014; Board member, Telluride Mountain Film Festival since 2010; Trustee, H. Rubenstein Foundation since 1996; Trustee, District of Columbia Public Libraries from 2004 to 2014.	22	Since 2001
George Grossman 1953	Director	Until Next Election of Directors	Attorney-at-law.	22	Since 1993

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Name, Address and Year of Birth[1]	Position(s) Held With Fund	Term of Office[2]	Principal Occupation During At Least The Past 5 Years (Including Other Directorships Held)	Number of Funds Within Fund Complex Overseen by Director (Including the Fund)	Length of Time Served[3]
Dean Junkans 1959	Director	Until Next Election of Directors

C.F.A.; Adjunct Professor and Executive-In-Residence, Bethel University since 2015; Chief Investment Officer at Wells Fargo Private Bank from 2004 to 2014 and Chief Investment Officer of the Wealth, Brokerage and Retirement group at Wells Fargo & Company from 2011 to 2014; Former member and Chair, Claritas Advisory Committee at the CFA Institute from 2013 to 2015; Board Member and Investment Committee member, Bethel University Foundation since 2010; Formerly, Corporate Executive Board Member of the National Chief Investment Officers Circle, 2010 to 2015; Formerly, Member of the Board of Governors of the University of Wisconsin Foundation, River Falls, 1996 to 2004; U.S. Army Veteran, Gulf War.

				22	Since 2015
Richard E. Kroon 1942	Director	Until Next Election of Directors	Former member of Investment Committee, Monmouth University since 2004 to 2016; Former Director, Retired Chairman and Managing Partner of Sprout Group venture capital funds, then an affiliate of Donaldson, Lufkin and Jenrette Securities Corporation from 1981 to 2001. Formerly, Director of the National Venture Capital Association from 1997 to 2000, and Chairman for the year 2000.	22	Since 2004

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Name, Address and Year of Birth[1]	Position(s) Held With Fund	Term of Office[2]	Principal Occupation During At Least The Past 5 Years (Including Other Directorships Held)	Number of Funds Within Fund Complex Overseen by Director (Including the Fund)	Length of Time Served[3]
Gerald J. Maginnis 1955	Director	Until Next Election of Directors	Philadelphia Office Managing Partner, KPMG LLP from 2006 to 2015; Partner in Charge, KPMG Pennsylvania Audit Practice from 2002 to 2008; President, Pennsylvania Institute of Certified Public Accountants (PICPA) from 2014 to 2015; member, PICPA Board of Directors from June 2012 to June 2016; member, Council of the American Institute of Certified Public Accountants (AICPA); member, Board of Trustees of AICPA Foundation.	22	Since 2015
Jane F. Magpiong 1960	Director	Until Next Election of Directors	President, Untap Potential since 2013; Board Member, Crespi High School since 2014; Senior Managing Director, TIAA-CREF, from 2011 to 2013; National Head of Wealth Management, TIAA-CREF, from 2008 to 2011; and prior to that, President, Bank of America Private Bank from 2005 to 2008.	22	Since 2015
Richard J. Norman 1943	Director	Until Next Election of Directors	Private Investor. Member, Montgomery County, Maryland Department of Corrections Volunteer Corps. since February 2010; Liaison for Business Leadership, Salvation Army World Service Organization (SAWSO) since 2010; Advisory Board Member, The Salvation Army since 1985; Prior thereto, Investment Representative of Morgan Stanley Dean Witter from 1966 to 2000.	22	Since 2001

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Name, Address and Year of Birth[1]	Position(s) Held With Fund	Term of Office[2]	Principal Occupation During At Least The Past 5 Years (Including Other Directorships Held)	Number of Funds Within Fund Complex Overseen by Director (Including the Fund)	Length of Time Served[3]
Frank K. Ross 1943	Director	Until Next Election of Directors	Visiting Professor of Accounting and Director of the Center for Accounting Education at Howard University School of Business since 2004; Board member and member of Audit Committee (Chairman from 2007 to 2012) and Human Resources and Compensation Committee Member, Pepco Holdings, Inc. (electric utility) from 2004 to 2014; Formerly, Mid-Atlantic Area Managing Partner for Assurance Services at KPMG LLP and Managing Partner of its Washington, DC offices from 1995 to 2003.	22	Since 2004
C. Edward Ward, Jr. 1946	Director	Until Next Election of Directors	Member of The Board of Trustees of Manhattan College, Riverdale, New York from 2004 to 2014. Formerly, Director of closed-end fund management for the New York Stock Exchange (the NYSE) where he worked from 1979 to 2004.	22	Since 2004

1  The address for each director is 280 Park Avenue, New York, NY 10017.

2  On March 12, 2008, the Board of Directors adopted a mandatory retirement policy stating a Director must retire from the Board on December 31st of the year in which he or she turns 75 years of age.

3  The length of time served represents the year in which the Director was first elected or appointed to any fund in the Cohen & Steers fund complex.

4  "Interested person", as defined in the 1940 Act, of the Fund because of affiliation with CSCM (Interested Directors).

COHEN & STEERS PREFERRED SECURITIES AND INCOME FUND, INC.

The officers of the Fund (other than Messrs. Steers and Harvey, whose biographies are provided above), their address, their year of birth and their principal occupations for at least the past five years are set forth below.

Name, Address and Year of Birth[1]	Position(s) Held With Fund	Principal Occupation During At Least the Past 5 Years	Length of Time Served[2]
Adam M. Derechin 1964	President and Chief Executive Officer	Chief Operating Officer of CSCM since 2003 and CNS since 2004.	Since 2005
William F. Scapell 1968	Vice President	Executive Vice President of CSCM since 2014. Prior to that, Senior Vice President of CSCM since 2003.	Since 2003
Elaine Zaharis-Nikas 1973	Vice President	Senior Vice President of CSCM since 2014. Prior to that, Vice President of CSCM since 2003.	Since 2015
Tina M. Payne 1974	Secretary and Chief Legal Officer	Senior Vice President and Associate General Counsel of CSCM since 2010.	Since 2007
James Giallanza 1966	Chief Financial Officer	Executive Vice President of CSCM since 2014 and prior to that, Senior Vice President of CSCM since 2006.	Since 2006
Albert Laskaj 1977	Treasurer	Vice President of CSCM since 2015. Prior to that, Director of Legg Mason & Co. since 2013. Vice President of Legg Mason from 2008 to 2013 and Treasurer of certain mutual funds since 2010.	Since 2015
Lisa D. Phelan 1968	Chief Compliance Officer

Executive Vice President of CSCM since 2015 and prior to that, Senior Vice President of CSCM since 2008. Chief Compliance Officer of CSCM, the Cohen & Steers funds, Cohen & Steers Asia Limited and CSSL since 2007, 2006, 2005 and 2004, respectively.

Since 2006

1  The address of each officer is 280 Park Avenue, New York, NY 10017.

2  Officers serve one-year terms. The length of time served represents the year in which the officer was first elected as an officer of any fund in the Cohen & Steers fund complex. All of the officers listed above are officers of one or more of the other funds in the complex.

COHEN & STEERS PREFERRED SECURITIES AND INCOME FUND, INC.

Cohen & Steers Privacy Policy

Facts	What Does Cohen & Steers Do With Your Personal Information?
Why?

Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?	The types of personal information we collect and share depend on the product or service you have with us. This information can include:
• Social Security number and account balances
• Transaction history and account transactions
• Purchase history and wire transfer instructions
How?

All financial companies need to share customers' personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers' personal information; the reasons Cohen & Steers chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does Cohen & Steers share?	Can you limit this sharing?
For our everyday business purposes— such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or reports to credit bureaus	Yes	No
For our marketing purposes— to offer our products and services to you	Yes	No
For joint marketing with other financial companies—	No	We don't share
For our affiliates' everyday business purposes— information about your transactions and experiences	No	We don't share
For our affiliates' everyday business purposes— information about your creditworthiness	No	We don't share
For our affiliates to market to you—	No	We don't share
For non-affiliates to market to you—	No	We don't share

Questions?  Call 800.330.7348

COHEN & STEERS PREFERRED SECURITIES AND INCOME FUND, INC.

Cohen & Steers Privacy Policy—(Continued)

Who we are
Who is providing this notice?

Cohen & Steers Capital Management, Inc., Cohen & Steers Asia Limited, Cohen & Steers Japan, LLC, Cohen & Steers UK Limited, Cohen & Steers Securities, LLC, Cohen & Steers Private Funds and Cohen & Steers Open and Closed-End Funds (collectively, Cohen & Steers).

What we do
How does Cohen & Steers protect my personal information?

To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings. We restrict access to your information to those employees who need it to perform their jobs, and also require companies that provide services on our behalf to protect your information.

How does Cohen & Steers collect my personal information?	We collect your personal information, for example, when you:
• Open an account or buy securities from us
• Provide account information or give us your contact information
• Make deposits or withdrawals from your account
We also collect your personal information from other companies.
Why can't I limit all sharing?	Federal law gives you the right to limit only:
• sharing for affiliates' everyday business purposes—information about your creditworthiness
• affiliates from using your information to market to you
• sharing for non-affiliates to market to you
State law and individual companies may give you additional rights to limit sharing.
Definitions
Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies. • Cohen & Steers does not share with affiliates.
Non-affiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. • Cohen & Steers does not share with non-affiliates.
Joint marketing	A formal agreement between non-affiliated financial companies that together market financial products or services to you. • Cohen & Steers does not jointly market.

COHEN & STEERS PREFERRED SECURITIES AND INCOME FUND, INC.

Cohen & Steers Investment Solutions

COHEN & STEERS REAL ASSETS FUND

  •  Designed for investors seeking total return and the maximization of real returns during inflationary environments by investing primarily in real assets

  •  Symbols: RAPAX, RAPCX, RAPIX, RAPRX, RAPZX

COHEN & STEERS
INSTITUTIONAL GLOBAL REALTY SHARES

  •  Designed for institutional investors seeking total return, investing primarily in global real estate securities

  •  Symbol: GRSIX

COHEN & STEERS GLOBAL REALTY SHARES

  •  Designed for investors seeking total return, investing primarily in global real estate equity securities

  •  Symbols: CSFAX, CSFCX, CSSPX, GRSRX, CSFZX

COHEN & STEERS REALTY SHARES

  •  Designed for investors seeking total return, investing primarily in U.S. real estate securities

  •  Symbol: CSRSX

COHEN & STEERS REAL ESTATE SECURITIES FUND

  •  Designed for investors seeking total return, investing primarily in U.S. real estate securities

  •  Symbols: CSEIX, CSCIX, CSDIX, CIRRX, CSZIX

COHEN & STEERS INSTITUTIONAL REALTY SHARES

  •  Designed for institutional investors seeking total return, investing primarily in U.S. real estate securities

  •  Symbol: CSRIX

COHEN & STEERS INTERNATIONAL REALTY FUND

  •  Designed for investors seeking total return, investing primarily in international (non-U.S.) real estate securities

  •  Symbols: IRFAX, IRFCX, IRFIX, IRFRX, IRFZX

COHEN & STEERS
ACTIVE COMMODITIES STRATEGY FUND

  •  Designed for investors seeking total return, investing primarily in a diversified portfolio of exchange-traded commodity future contracts and other commodity-related derivative instruments

  •  Symbols: CDFAX, CDFCX, CDFIX, CDFRX, CDFZX

COHEN & STEERS GLOBAL INFRASTRUCTURE FUND

  •  Designed for investors seeking total return, investing primarily in global infrastructure securities

  •  Symbols: CSUAX, CSUCX, CSUIX, CSURX, CSUZX

COHEN & STEERS
MLP & ENERGY OPPORTUNITY FUND

  •  Designed for investors seeking total return, investing primarily in midstream energy master limited partnership (MLP) units and related stocks

  •  Symbols: MLOAX, MLOCX, MLOIX, MLORX, MLOZX

COHEN & STEERS
LOW DURATION PREFERRED AND INCOME FUND

  •  Designed for investors seeking high current income and capital preservation by investing in low-duration preferred and other income securities issued by U.S. and non-U.S. companies

  •  Symbols: LPXAX, LPXCX, LPXIX, LPXRX, LPXZX

COHEN & STEERS
PREFERRED SECURITIES AND INCOME FUND

  •  Designed for investors seeking total return (high current income and capital appreciation), investing primarily in preferred and debt securities issued by U.S. and non-U.S. companies

  •  Symbols: CPXAX, CPXCX, CPXIX, CPRRX, CPXZX

COHEN & STEERS DIVIDEND VALUE FUND

  •  Designed for investors seeking long-term growth of income and capital appreciation, investing primarily in dividend paying common stocks and preferred stocks

  •  Symbols: DVFAX, DVFCX, DVFIX, DVFRX, DVFZX

Distributed by Cohen & Steers Securities, LLC.

COHEN & STEERS GLOBAL REALTY MAJORS ETF

  •  Designed for investors who seek a relatively low-cost passive approach for investing in a portfolio of global real estate equity securities of companies in a specified index

  •  Symbol: GRI

Distributed by ALPS Distributors, Inc.

ISHARES COHEN & STEERS
REALTY MAJORS INDEX FUND

  •  Designed for investors who seek a relatively low-cost passive approach for investing in a portfolio of U.S. real estate equity securities of companies in a specified index

  •  Symbol: ICF

Distributed by SEI Investments Distribution Co.

Please consider the investment objectives, risks, charges and expenses of the fund carefully before investing. A summary prospectus and prospectus containing this and other information can be obtained by calling 800-330-7348 or by visiting cohenandsteers.com. Please read the summary prospectus and prospectus carefully before investing.

COHEN & STEERS PREFERRED SECURITIES AND INCOME FUND, INC.

OFFICERS AND DIRECTORS

Robert H. Steers
Director and Chairman

Joseph M. Harvey
Director and Vice President

Michael G. Clark
Director

Bonnie Cohen
Director

George Grossman
Director

Dean Junkans
Director

Richard E. Kroon
Director

Gerald J. Maginnis
Director

Jane F. Magpiong
Director

Richard J. Norman
Director

Frank K. Ross
Director

C. Edward Ward, Jr.
Director

Adam M. Derechin
President and Chief Executive Officer

William F. Scapell
Vice President

Elaine Zaharis-Nikas
Vice President

Tina M. Payne
Secretary and Chief Legal Officer

James Giallanza
Chief Financial Officer

Albert Laskaj
Treasurer

Lisa D. Phelan
Chief Compliance Officer

KEY INFORMATION

Investment Advisor

Cohen & Steers Capital Management, Inc.
280 Park Avenue
New York, NY 10017
(212) 832-3232

Co-administrator and Custodian

State Street Bank and Trust Company
One Lincoln Street
Boston, MA 02111

Transfer Agent

Boston Financial Data Services, Inc.
P.O. Box 8123
Boston, MA 02266
(800) 437-9912

Legal Counsel

Ropes & Gray LLP
1211 Avenue of the Americas
New York, NY 10036

Distributor

Cohen & Steers Securities, LLC
280 Park Avenue
New York, NY 10017

Nasdaq Symbol: Class  A—CPXAX
Class  C—CPXCX
Class   I—CPXIX
Class   R—CPRRX
Class   Z—CPXZX

Website: cohenandsteers.com

This report is authorized for delivery only to shareholders of Cohen & Steers Preferred Securities and Income Fund, Inc. unless accompanied or preceded by the delivery of a currently effective prospectus setting forth details of the Fund. Performance data quoted represent past performance. Past performance is no guarantee of future results and your investment may be worth more or less at the time you sell your shares.

COHEN & STEERS

PREFERRED SECURITIES AND INCOME FUND

280 PARK AVENUE

NEW YORK, NY 10017

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CPXAXAR

Annual Report December 31, 2016

Cohen & Steers Preferred Securities and Income Fund

Item 2. Code of Ethics.

The Registrant has adopted an Amended and Restated Code of Ethics that applies to its Principal Executive Officer and Principal Financial Officer.  The Code of Ethics was in effect during the reporting period.  The Registrant amended the Code of Ethics during the reporting period to expand on how covered officers should handle conflicts of interest.  The Registrant has not granted any waiver, including an implicit waiver, from a provision of the Code of Ethics as described in Form N-CSR during the reporting period.  A current copy of the Code of Ethics is available on the Registrant’s website at https://www.cohenandsteers.com/assets/content/uploads/Code_of_Ethics_for_Principal_Executive_and_Principal_Financial_Officers_of_the_Funds.pdf.  Upon request, a copy of the Code of Ethics can be obtained free of charge by calling 800-330-7348 or writing to the Secretary of the Registrant, 280 Park Avenue, 10th floor, New York, NY 10017.

Item 3. Audit Committee Financial Expert.

The registrant’s board has determined that Michael G. Clark, Gerald J. Maginnis and Frank K. Ross, each a member of the board’s audit committee, are each an “audit committee financial expert”.  Mr. Clark, Mr. Maginnis and Mr. Ross are each “independent,” as such term is defined in Form N-CSR.

Item 4. Principal Accountant Fees and Services.

(a) — (d) Aggregate fees billed to the registrant for the last two fiscal years for professional services rendered by the registrant’s principal accountant were as follows:

	2016	2015
Audit Fees	$47,700	$47,700
Audit-Related Fees	$0	$0
Tax Fees	$6,600	$6,600
All Other Fees	$0	$0

Tax fees were billed in connection with tax compliance services, including the preparation and review of federal and state tax returns.

(e)(1)                   The audit committee is required to pre-approve audit and non-audit services performed for the registrant by the principal accountant. The audit committee also is required to pre-approve non-audit services performed by the registrant’s principal accountant for the registrant’s investment advisor and any sub-advisor (not including any sub-advisor whose role is primarily portfolio management and is subcontracted with or overseen by another investment advisor) and/or to any entity controlling, controlled by or under common control with the registrant’s investment advisor that provides ongoing services to the registrant, if the engagement for services relates directly to the operations and financial reporting of the registrant.

The audit committee may delegate pre-approval authority to one or more of its members who are independent members of the board of directors of the registrant. The member or members to whom such authority is delegated shall report any pre-approval decisions to the audit committee at its next scheduled meeting.  The audit committee may not delegate its responsibility to pre-approve services to be performed by the registrant’s principal accountant to the investment advisor.

(e)(2)                   No services included in (b) — (d) above were approved by the audit committee pursuant to paragraphs (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f)                                   Not applicable.

(g)                                  For the fiscal years ended December 31, 2016 and December 31, 2015, the aggregate fees billed by the registrant’s principal accountant for non-audit services rendered to the registrant and for non-audit services rendered to the registrant’s investment advisor (not including any sub-advisor whose role is primarily portfolio management and is subcontracted with or overseen by another investment advisor) and/or to any entity controlling, controlled by or under common control with the registrant’s investment advisor that provides ongoing services to the registrant were:

	2016	2015
Registrant	$6,600	$6,600
Investment Advisor	$0	$0

(h)                                 The registrant’s audit committee considered whether the provision of non-audit services that were rendered to the registrant’s investment advisor (not including any sub-advisor whose role is primarily portfolio management and is subcontracted with or overseen by another investment advisor) and/or to any entity controlling, controlled by or under common control with the registrant’s investment advisor that provides ongoing services to the registrant that were not required to be pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X  was compatible with maintaining the principal accountant’s independence.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Schedule of Investments.

Included in Item 1 above.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8.  Portfolio Managers of Closed-End Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

None.

Item 11. Controls and Procedures.

(a) The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures are reasonably designed to ensure that information required to be disclosed by the registrant in this Form N-CSR was recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission’s rules and forms, based upon such officers’ evaluation of these controls and procedures as of a date within 90 days of the filing date of this report.

(b) There were no changes in the registrant’s internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1) Not Applicable.

(a)(2) Certifications of principal executive officer and principal financial officer as required by Rule 30a-2(a) under the Investment Company Act of 1940.

(a)(3) Not applicable.

(b) Certifications of chief executive officer and chief financial officer as required by Rule 30a- 2(b) under the Investment Company Act of 1940.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

COHEN & STEERS PREFERRED SECURITIES AND INCOME FUND, INC.

By:	/s/ Adam M. Derechin
Name: Adam M. Derechin
Title: President and Chief Executive Officer

Date: March 8, 2017

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Adam M. Derechin
	Name:	Adam M. Derechin
	Title:	President and Chief Executive Officer
(Principal Executive Officer)

By:	/s/ James Giallanza
	Name:	James Giallanza
	Title:	Chief Financial Officer
(Principal Financial Officer)

Date: March 8, 2017